     As filed with the Securities and Exchange Commission on August 30, 2004


                                              1933 Act Registration No. 33-36766
                                              1940 Act Registration No. 811-6173

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                      Pre-Effective Amendment No. ____ / /

                      Post-Effective Amendment No. 21  /X/


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              Amendment No. 20 [X]


                        UBS MUNICIPAL MONEY MARKET SERIES
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 882-5000


                              MARK F. KEMPER, ESQ.

                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                          New York, New York 10019-6114
                     (Name and address of agent for service)

                                   Copies to:
                              JACK W. MURPHY, ESQ.
                                   Dechert LLP
                               1775 I Street, N.W.
                           Washington, D.C. 20006-2401
                            Telephone: (202) 261-3303

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

/X/ Immediately upon filing pursuant to Rule 485(b)
/ / On _________________ pursuant to Rule 485(b)

/ / 60 days after filing pursuant to Rule 485(a)(1)
/ / On ________________ pursuant to Rule 485(a)(1)
/ / 75 days after filing pursuant to Rule 485(a)(2)
/ / On ________________ pursuant to Rule 485(a)(2)

Title of Securities Being Registered: Shares of Beneficial Interest of UBS Municipal Money Market Series.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

     UBS RMA

     MONEY MARKET PORTFOLIO
     U.S. GOVERNMENT PORTFOLIO
     TAX-FREE FUND
     CALIFORNIA MUNICIPAL MONEY FUND
     NEW JERSEY MUNICIPAL MONEY FUND
     NEW YORK MUNICIPAL MONEY FUND

     PROSPECTUS


     AUGUST 30, 2004


     This prospectus offers shares of these money market funds primarily to participants in the UBS Financial Services Inc. Resource Management Account(R) (RMA(R)) Program, the UBS Financial Services Inc. Business Services Account BSA(R) Program and certain UBS Financial Services Inc. advisory programs.

     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

UBS RMA Funds
--------------------------------------------------------------------------------

Contents


THE FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS
Money Market Portfolio
     Investment Objective, Strategies and Risks                          Page 3
     Performance                                                         Page 5
     Expenses and Fee Tables                                             Page 6
U.S. Government Portfolio
     Investment Objective, Strategies and Risks                          Page 7
     Performance                                                         Page 9
     Expenses and Fee Tables                                             Page 10
Tax-Free Fund
     Investment Objective, Strategies and Risks                          Page 11
     Performance                                                         Page 12
     Expenses and Fee Tables                                             Page 13
California Municipal Money Fund
     Investment Objective, Strategies and Risks                          Page 14
     Performance                                                         Page 15
     Expenses and Fee Tables                                             Page 16
New Jersey Municipal Money Fund
     Investment Objective, Strategies and Risks                          Page 17
     Performance                                                         Page 18
     Expenses and Fee Tables                                             Page 19
New York Municipal Money Fund
     Investment Objective, Strategies and Risks                          Page 20
     Performance                                                         Page 21
     Expenses and Fee Tables                                             Page 22
More About Risks and Investment Strategies                               Page 23

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT
     Managing Your Fund Account                                          Page 25
     --Buying Shares
     --Selling Shares
     --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS
     Management                                                          Page 30
     Dividends and Taxes                                                 Page 31
     Financial Highlights                                                Page 33
     Where to learn more about the funds                              Back Cover


           -----------------------------------------------------------
           THE FUNDS ARE NOT COMPLETE OR BALANCED INVESTMENT PROGRAMS.
           -----------------------------------------------------------

--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

UBS RMA Money Market Portfolio
--------------------------------------------------------------------------------

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.


Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.


UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:


- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.


- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.


- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3

UBS RMA Money Market Portfolio
--------------------------------------------------------------------------------

   US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation;
   (3) supported by pools of assets (e.g., mortgage-backed securities); or
   (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

UBS RMA Money Market Portfolio
--------------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN

CALENDAR YEAR    TOTAL RETURN
1994                 3.78%
1995                 5.54%
1996                 5.02%
1997                 5.15%
1998                 5.09%
1999                 4.72%
2000                 5.98%
2001                 3.89%
2002                 1.45%
2003                 0.63%


Total return January 1 to June 30, 2004--0.26%

Best quarter during years shown: 3rd quarter, 2000--1.55%

Worst quarter during years shown: 3rd quarter, 2003--0.12%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003



One Year                                      0.63%
Five Years                                    3.31%
Ten Years                                     4.11%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

UBS RMA Money Market Portfolio
--------------------------------------------------------------------------------

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)         None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                     None
Maximum Account Fee*
   UBS Financial Services Inc. RMA Program                                        $  125
   UBS Financial Services Inc. Business Services Account BSA Program              $  150

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees                                                                     0.50%
Distribution and/or Service (12b-1) Fees                                            None
Other Expenses                                                                      0.10%
                                                                                    ----
Total Annual Fund Operating Expenses*                                               0.60%
                                                                                    ====


----------

* UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.

EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ------   -------   -------   --------
                     $   61   $   192   $   335   $    750

This example does not reflect RMA/Business Services Account BSA program fees.

--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

UBS RMA U.S. Government Portfolio
--------------------------------------------------------------------------------

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.


Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. Many US government money market instruments pay income that is generally exempt from state and local income tax, although it may be subject to corporate franchise tax in some states.


The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities.

In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:


- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- GOVERNMENT SECURITIES RISK--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

UBS RMA U.S. Government Portfolio
--------------------------------------------------------------------------------

   US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation;
   (3) supported by pools of assets (e.g., mortgage-backed securities); or
   (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.


- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

UBS RMA U.S. Government Portfolio
--------------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN

CALENDAR YEAR    TOTAL RETURN
1994                 3.52%
1995                 5.24%
1996                 4.86%
1997                 5.01%
1998                 4.85%
1999                 4.35%
2000                 5.60%
2001                 3.68%
2002                 1.38%
2003                 0.65%


Total return January 1 to June 30, 2004--0.23%
Best quarter during years shown: 4th quarter, 1997--1.56%
Worst quarter during years shown: 4th quarter, 2003--0.12%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003



One Year                                      0.65%
Five Years                                    3.11%
Ten Years                                     3.90%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

RMA U.S. Government Portfolio
--------------------------------------------------------------------------------

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)         None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                     None
Maximum Account Fee*
   UBS Financial Services Inc. RMA Program                                        $  125
   UBS Financial Services Inc. Business Services Account BSA Program              $  150

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees                                                                     0.40%
Service (12b-1) Fees                                                                0.13%*
Other Expenses                                                                      0.05%
                                                                                    ----
Total Annual Fund Operating Expenses**                                              0.58%
                                                                                    ====


----------
 * The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                         ------   -------   -------   --------
                         $   59   $   186   $   324   $    726

This example does not reflect RMA/Business Services Account BSA program fees.

--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

UBS RMA Tax-Free Fund
--------------------------------------------------------------------------------

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Maximum current income exempt from federal income tax consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, municipal money market instruments.


Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.


UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

UBS RMA Tax-Free Fund
--------------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN

CALENDAR YEAR   TOTAL RETURN
1994               2.31%
1995               3.32%
1996               2.92%
1997               3.10%
1998               2.93%
1999               2.67%
2000               3.55%
2001               2.19%
2002               0.86%
2003               0.44%


Total return January 1 to June 30, 2004--0.21%
Best quarter during years shown: 4th quarter, 1997--0.99%
Worst quarter during years shown: 3rd quarter, 2003--0.07%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003



One Year                                             0.44%
Five Years                                           1.94%
Ten Years                                            2.43%


--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

UBS RMA Tax-Free Fund
--------------------------------------------------------------------------------

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)              None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                          None
Maximum Account Fee*
   UBS Financial Services Inc. RMA Program                                             $  125
   UBS Financial Services Inc. Business Services Account BSA Program                   $  150

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees                                                                          0.42%
Service (12b-1) Fees                                                                     0.13%*
Other Expenses                                                                           0.05%
                                                                                         ----
Total Annual Fund Operating Expenses**                                                   0.60%
                                                                                         ====


----------
 * The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR       3 YEARS       5 YEARS      10 YEARS
                  ------       -------       -------      --------
                   $ 61         $ 192         $ 335         $ 750

This example does not reflect RMA/Business Services Account BSA program fees.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

UBS RMA California Municipal Money Fund
--------------------------------------------------------------------------------

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and California personal income tax.


Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. "California municipal securities" are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.


UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.


- SINGLE STATE CONCENTRATION RISK--Because the fund invests substantially all of its assets in California municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in California than a more geographically diverse fund.


- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

UBS RMA California Municipal Money Fund
--------------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN

CALENDAR YEAR   TOTAL RETURN
1994                2.20%
1995                3.14%
1996                2.80%
1997                2.93%
1998                2.58%
1999                2.34%
2000                2.93%
2001                1.87%
2002                0.77%
2003                0.38%


Total return January 1 to June 30, 2004--0.17%
Best quarter during years shown: 4th quarter, 1997--0.92%
Worst quarter during years shown: 3rd quarter, 2003--0.05%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003



One Year                                                      0.38%
Five Years                                                    1.65%
Ten Years                                                     2.19%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

UBS RMA California Municipal Money Fund
--------------------------------------------------------------------------------

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)            None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                        None
Maximum Account Fee*
   UBS Financial Services Inc. RMA Program                                           $  125
   UBS Financial Services Inc. Business Services Account BSA Program                 $  150

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees                                                                      0.46%
Service (12b-1) Fees                                                                 0.13%*
Other Expenses                                                                       0.06%
                                                                                     ----
Total Annual Fund Operating Expenses**                                               0.65%
                                                                                     ====


----------
 * The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR       3 YEARS       5 YEARS      10 YEARS
                 ------       -------       -------      --------
                  $ 66         $ 208         $ 362         $ 810

This example does not reflect RMA/Business Services Account BSA program fees.

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

UBS RMA New Jersey Municipal Money Fund
--------------------------------------------------------------------------------

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and New Jersey personal income tax.


Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. "New Jersey municipal securities" are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.


UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.


- SINGLE STATE CONCENTRATION RISK--Because the fund invests substantially all of its assets in New Jersey municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New Jersey than a more geographically diverse fund.


- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

UBS RMA New Jersey Municipal Money Fund
--------------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN

CALENDAR YEAR   TOTAL RETURN
1994                1.93%
1995                2.78%
1996                2.54%
1997                2.73%
1998                2.45%
1999                2.27%
2000                3.16%
2001                1.81%
2002                0.69%
2003                0.26%


Total return January 1 to June 30, 2004--0.08%
Best quarter during years shown: 4th quarter, 1997--0.86%
Worst quarter during years shown: 3rd quarter, 2003--0.03%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003



One Year                                                0.26%
Five Years                                              1.63%
Ten Years                                               2.06%


--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

UBS RMA New Jersey Municipal Money Fund
--------------------------------------------------------------------------------

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)          None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                      None
Maximum Account Fee*
   UBS Financial Services Inc. RMA Program                                         $  125
   UBS Financial Services Inc. Business Services Account BSA Program               $  150

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees                                                                      0.50%
Service (12b-1) Fees                                                                 0.12%
Other Expenses                                                                       0.14%
                                                                                     ----
Total Annual Fund Operating Expenses*                                                0.76%
                                                                                     ====


----------
* UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR       3 YEARS       5 YEARS      10 YEARS
                  ------       -------       -------      --------
                   $ 78         $ 243         $ 422         $ 942

This example does not reflect RMA/Business Services Account BSA program fees.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

UBS RMA New York Municipal Money Fund
--------------------------------------------------------------------------------

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from federal income tax and from both New York State and New York City personal income taxes.


Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. "New York municipal securities" are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.


UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (US) Inc. ("UBS Global AM") to serve as the fund's sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.


- SINGLE STATE CONCENTRATION RISK--Because the fund invests substantially all of its assets in New York municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New York than a more geographically diverse fund.


- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

UBS RMA New York Municipal Money Fund
--------------------------------------------------------------------------------

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN

CALENDAR YEAR   TOTAL RETURN
1994               2.14%
1995               3.12%
1996               2.76%
1997               2.98%
1998               2.76%
1999               2.53%
2000               3.32%
2001               1.95%
2002               0.79%
2003               0.39%


Total return January 1 to June 30, 2004--0.15%
Best quarter during years shown: 4th quarter, 1997--0.96%
Worst quarter during years shown: 3rd quarter, 2003--0.05%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2003



One Year                                               0.39%
Five Years                                             1.79%
Ten Years                                              2.27%


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

UBS RMA New York Municipal Money Fund
--------------------------------------------------------------------------------

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)          None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                      None
Maximum Account Fee*
   UBS Financial Services Inc. RMA Program                                         $  125
   UBS Financial Services Inc. Business Services Account BSA Program               $  150

----------
* Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees                                                                      0.47%
Service (12b-1) Fees                                                                 0.13%*
Other Expenses                                                                       0.07%
                                                                                     ----
Total Annual Fund Operating Expenses**                                               0.67%
                                                                                     ====


----------
 * The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
** UBS Financial Services Inc. may voluntarily waive fees or reimburse fund expenses from time to time. Once started, there is no guarantee that UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees or reimburse expenses. Waivers/reimbursements may impact the fund's performance.


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   1 YEAR    3 YEARS     5 YEARS    10 YEARS
                   ------    -------     -------    --------
                    $ 68      $ 214       $ 373      $ 835


This example does not reflect RMA/Business Services Account BSA program fees.

--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

UBS RMA Funds
--------------------------------------------------------------------------------

More About Risks and Investment Strategies

PRINCIPAL RISKS

The main risks of investing in one or more of the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments will fall. Also, a fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.


GOVERNMENT SECURITIES RISK. Various types of US government securities have different levels of credit risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation;
(3) supported by pools of assets (e.g., mortgage-backed securities); or
(4) supported by the United States in some other way. A fund may invest in securities in any of these categories. A fund may invest in securities issued by government-sponsored enterprises that, although chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the US government. For example, debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association
("Fannie Mae"), and the Federal Home Loan Banks ("FHLBs"), are neither insured nor guaranteed by the US government.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

UBS RMA Funds
--------------------------------------------------------------------------------

RELATED SECURITIES CONCENTRATION RISK. Each of the California, New Jersey and New York municipal money market funds may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, such as those relating to education, health care, transportation or utilities. Economic, business or political developments or changes that affect one municipal security may affect other municipal securities in the same sector. As a result, these funds are subject to greater risk than funds that do not follow this practice.


SINGLE STATE CONCENTRATION RISK. The performance of a fund that invests primarily in the municipal money market instruments of a single state will be more severely affected by unfavorable political or economic conditions within that state than a more geographically diversified fund. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order for that state to meet its obligations, or that state's economy could be hurt by natural disasters. New York's finance, insurance or real estate industries could experience economic downturns; those industries were adversely affected by the terrorist attacks in New York City. California, New York or New Jersey may each experience natural disasters or terrorist attacks in the future. As a result, an investment in a single state municipal money market fund could be more volatile and involve greater risk than an investment in a more geographically diversified fund. The particular risks of investments in California, New Jersey and New York municipal money market instruments are discussed in the SAI.


In addition, a single state municipal money market fund is permitted to invest more than 5% of its total assets in the securities of individual issuers with respect to 25% of its total assets. When a fund holds a large position in the securities of a single issuer, changes in the financial condition or in the market's assessment of that issuer can cause larger changes in the value of the fund's total investments and its income than if the fund held a smaller position.

ADDITIONAL RISKS

POLITICAL RISK. Political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of a municipal money market fund's dividends. These developments could also cause the value of a fund's municipal money market instruments to fall.


STRUCTURED SECURITY RISK. The funds may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (E.G., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, a fund could suffer a loss. Structured securities represent a growing portion of the municipal securities markets.


ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES


Like all money market funds, the funds are subject to maturity, quality and diversification requirements designed to help them maintain a stable price of $1.00 per share. The funds' investment strategies are designed to comply with these requirements.


The California, New Jersey and New York municipal money market funds are organized as "non-diversified" funds. Normally, this would mean that they would not be subject to certain limitations on investments of more than 5% of total assets in the securities of a single issuer. However, because these

--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

UBS RMA Funds
--------------------------------------------------------------------------------

funds are single state money market funds, they are subject to special regulations that impose substantially the same limitations as normally apply to "diversified" mutual funds. The other funds are subject to even more stringent diversification requirements, which apply to money market funds that are not single state funds.


UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policies. These techniques include varying a fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

As noted above, under normal circumstances, U.S. Government Portfolio invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. U.S. Government Portfolio's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, U.S. Government Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% policy.

DEFENSIVE POSITIONS FOR MUNICIPAL MONEY MARKET FUNDS. During adverse market conditions or when UBS Global AM believes there is an insufficient supply of the municipal securities in which a fund primarily invests, Tax-Free Fund and the California, New Jersey and New York municipal money market funds each may temporarily invest in other types of municipal securities or may invest in money market instruments that pay taxable interest. These investments may not be consistent with achieving a fund's investment objective during the periods that they are held.


Managing Your Fund Account

BUYING SHARES

INTRODUCTION. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. Shares of the funds are available primarily through the UBS Financial Services Inc. Resource Management Account(R) (RMA(R)) Program, the UBS Financial Services Inc. Business Services Account BSA(R) Program and certain UBS Financial Services Inc. advisory programs.

The RMA and Business Services Account BSA programs are more fully described in separate materials your Financial Advisor can provide you. Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.


AUTOMATIC DEPOSIT ACCOUNT SWEEP PROGRAM. UBS Financial Services Inc. administers a bank deposit sweep program under which free cash balances in client brokerage accounts are swept into interest-bearing deposit accounts ("Deposit Account Sweep Program"). Investors who are eligible to participate in the Deposit Account Sweep Program are referred to as "eligible participants" below to distinguish them from other investors in the funds.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

UBS RMA Funds
--------------------------------------------------------------------------------


UBS Financial Services Inc. brokerage accounts of eligible participants automatically default to the Deposit Account Sweep Program as their primary sweep vehicle. This means that free cash balances (that is, immediately available funds) of eligible participants will be automatically deposited in bank deposit accounts, not Money Market Portfolio or U.S. Government Portfolio. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund selected by the eligible participant (either Money Market Portfolio or U.S. Government Portfolio). New clients setting a cap on amounts invested pursuant to the Deposit Account Sweep Program will need to select a secondary sweep option. UBS Financial Services Inc. will require a threshold (E.G., $100,000 for individual ownership and $200,000 for joint ownership accounts) before redirection of cash balances to the funds. After a cap is reached, uninvested cash will be invested as if the investor were a "non-eligible participant." Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

The Deposit Account Sweep Program does not apply to investors who have selected a municipal money market fund (I.E., Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund) as their primary sweep option. Eligible participants who do not wish to take part in the Deposit Account Sweep Program should consider selecting a municipal money market fund as their primary sweep fund.

If you would like to place a limit on the amount of available cash that defaults to the Deposit Account Sweep Program, contact your Financial Advisor.

SELECTING YOUR SWEEP OPTION. UBS Financial Services Inc. requires a client to select a sweep option as part of their account application process. You may have only one primary sweep option at any time. To change your primary sweep option or purchase shares of another fund, contact your Financial Advisor. As noted above, brokerage accounts eligible to participate in the Deposit Account Sweep Program will automatically default to bank deposit accounts as their primary sweep option. Non-eligible participants have the option of selecting from the available list of funds.


BACKGROUND INFORMATION. Your order to purchase a fund's shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

Each fund (other than Money Market Portfolio) has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets (0.12% for New Jersey Municipal Money Fund).

The funds, UBS Global AM and UBS Financial Services Inc. reserve the right to reject a purchase order or suspend the offering of fund shares.

BUYING SHARES AUTOMATICALLY


NON-ELIGIBLE PARTICIPANTS. All free cash balances of over $1.00 in the RMA or Business Services Account BSA brokerage account (including proceeds from

--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

UBS RMA Funds
--------------------------------------------------------------------------------

securities you have sold) are automatically invested in your primary sweep option on a daily basis for settlement the next business day, when federal funds normally are available. Federal funds availability can sometimes take longer for cash balances arising from the sale of securities in your brokerage account.


Fund shares will be purchased only after all debits and charges to your RMA or Business Services Account BSA brokerage account are satisfied. See "Selling Shares Automatically" below.


ELIGIBLE PARTICIPANTS. UBS Financial Services Inc. brokerage accounts will automatically default to the Deposit Account Sweep Program as noted above. If a dollar limit cap is selected, available balances in excess of such cap will be automatically invested in the fund selected by the eligible participant (either Money Market Portfolio or US Government Portfolio).


BUYING SHARES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT


RMA and Business Services Account BSA participants may purchase shares of, as applicable, their primary sweep money fund or another fund by placing an order with their Financial Advisor and providing a check from a US bank. You should include your UBS Financial Services Inc. account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by check or electronic funds transfer credit.


Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS Financial Services Inc. and one business day after deposit of a cashier's or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

BUYING SHARES BY WIRE

You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

     UBS AG
     ABA 026007993
     UBS Financial Services Inc.--RMA
     A/C 101WA258640000
     [Account Name]/[Brokerage Account Number]


The wire must include your name and RMA or Business Services Account BSA brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by wire.

If UBS Financial Services Inc. receives funds in the account for a purchase of fund shares by 12:00 noon, Eastern time, on a business day, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire transfers.


MINIMUM INVESTMENTS

The funds have no minimum for initial investments or to add to an account, but reserve the right to establish minimum investment requirements at any time.

SELLING SHARES


You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

UBS RMA Funds
--------------------------------------------------------------------------------

also be able to use the check-writing service to sell your shares. You may not close your account by check.


SELLING SHARES AUTOMATICALLY

Subject to the terms of the Master Account Agreement governing your RMA or Business Services Account BSA or advisory program brokerage account, your fund shares will be sold automatically to settle any outstanding securities purchases, charges or other debits to your UBS Financial Services Inc. brokerage account, unless you instruct your Financial Advisor otherwise.

If you are not participating in the Deposit Account Sweep Program, shares of your primary money fund are always sold first (or if you do not specify which fund's shares are to be sold). If applicable, shares in the other money funds will be sold, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund. If you sell all your shares in a fund, you will receive cash credits to your RMA or Business Services Account BSA brokerage account for dividends earned on those shares prior to the sale date.


If you are a participant in the Deposit Account Sweep Program and also own shares of one or more funds, amounts to settle any outstanding securities purchases, charges or debits to your UBS Financial Services Inc. brokerage account will come from the following sources in the order indicated: first, proceeds from the sale of shares of Money Market Portfolio; second, proceeds from the sale of shares of U.S. Government Portfolio; third, Deposit Account Sweep Program balances; fourth, proceeds from the sale of shares of Tax-Free Fund; and fifth, proceeds from the sale of shares of California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund.


Subject to the terms of the RMA, Business Services Account BSA and advisory programs, UBS Financial Services Inc. will sell fund shares automatically to satisfy outstanding debits and charges in your brokerage account. Debits include amounts due UBS Financial Services Inc. on settlement date for securities purchases, margin loans, UBS Financial Services Inc. checks, federal funds wires arranged by UBS Financial Services Inc. and related fees. Charges include RMA and Business Services Account BSA checks, MasterCard(R) purchases, cash advances, Bill Payment Service payments and Automated Clearing House transfers, including Electronic Funds Transfer Debits. Shares are sold to cover debits on the day the debit is generated. Shares are sold automatically to cover RMA and Business Services Account BSA checks and MasterCard cash advances on the day they are paid. Shares are sold automatically to cover MasterCard purchases at the end of the MasterCard monthly billing period. Shares are sold to pay for securities purchases on settlement date.

MORE INFORMATION REGARDING "ELIGIBLE PARTICIPANTS." Eligible participants are individuals, sole proprietors and governmental entities. Custodial accounts are also Eligible Participants if each beneficiary is an Eligible Participant. "Eligible Participants" does not include participants that are: (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in Sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) trusts or estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services

--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

UBS RMA Funds
--------------------------------------------------------------------------------

programs (other than InsightOne(SM) and Employee Self-Directed Accounts) or Private Wealth Solutions(SM), (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

ADDITIONAL INFORMATION


It costs the fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance to $500 or more will need to select a cap on the level of free cash balances swept into the deposit accounts and add sufficient cash to their brokerage accounts so that both the deposit account cap and this minimum is met. If the deposit account cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor's brokerage account and swept into the deposit account.


If you want to sell shares that you purchased recently, a fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.

UBS Financial Services Inc. has the right to terminate your RMA or Business Services Account BSA brokerage account for any reason. In that case, UBS Financial Services Inc. will sell all of the fund shares held in the RMA or Business Services Account BSA brokerage account and will send you the proceeds within three business days.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value per share is the total value of a fund divided by the total number of shares outstanding. In determining net asset value, each fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. Each fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   29

UBS RMA Funds
--------------------------------------------------------------------------------

Each fund typically calculates net asset value per share once each business day at 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order.


Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.


Management

INVESTMENT ADVISOR AND SUB-ADVISOR


UBS Financial Services Inc. is the investment advisor and administrator of each fund. UBS Financial Services Inc. is a Delaware corporation located at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Global Asset Management (US) Inc. ("UBS Global AM") is each fund's principal underwriter, sub-advisor and sub-administrator. UBS Global AM is a Delaware corporation located at 51 West 52nd Street, New York, New York 10019-6114. UBS Financial Services Inc. and UBS Global AM are investment advisers registered with the US Securities and Exchange Commission. UBS Financial Services Inc. and UBS Global AM are indirect, wholly owned subsidiaries of UBS AG ("UBS"). As of June 30, 2004, UBS Global AM had approximately $51.0 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $475.6 billion in assets under management worldwide as of June 30, 2004. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services industry.


ADVISORY FEES


The funds paid advisory and administration fees to UBS Financial Services Inc. for the fiscal year ended June 30, 2004 at the following effective annual rates based on average daily net assets:



Money Market Portfolio                   0.50%
U.S. Government Portfolio                0.40%
Tax-Free Fund                            0.42%
California Municipal Money Fund          0.46%
New Jersey Municipal Money Fund          0.50%
New York Municipal Money Fund            0.47%



POSSIBLE PROPOSED CHANGE TO FEE STRUCTURE--MONEY MARKET PORTFOLIO ONLY

On July 21, 2004, the Board of Directors of UBS RMA Money Fund Inc. approved a proposal by UBS Financial Services Inc. and UBS Global AM to restructure Money Market Portfolio's fees. The Board: (i) approved a proposal by UBS Financial Services Inc. to immediately waive a portion of its fee on Money Market Portfolio's assets in excess of $12 billion; and (ii) approved a proposal to seek the approval by Money Market Portfolio's shareholders of a shareholder services plan. Under the plan, Money Market Portfolio's shareholders would pay UBS Global AM a fee to compensate it for certain expenses incurred in connection with its activities in providing certain shareholder and account maintainance services. UBS Global AM may reallow any or all of the service fee to such dealers as UBS Global AM may from time to time determine;

--------------------------------------------------------------------------------
30                                                   UBS Global Asset Management

UBS RMA Funds
--------------------------------------------------------------------------------

however, it is currently expected that the service fee will be paid to UBS Financial Services Inc. for shareholder servicing. If Money Market Portfolio shareholders approve the proposed shareholder services plan, UBS Financial Services Inc. has agreed to waive a portion of its advisory and administration fee to limit expenses. Money Market Portfolio shareholder expenses are not expected to increase as a result of these changes. The net effect of the proposed changes should be to bring the fee structure for the Money Market Portfolio more in line with that of the other five RMA money market funds, which already are subject to a shareholder service fee. A proxy statement describing the proposed changes in more detail and soliciting the approval of Money Market Portfolio shareholders is expected to be distributed later in 2004. Shareholders should rely upon those proxy materials in making a determination on how to vote.


Dividends and Taxes

DIVIDENDS

Each fund declares dividends daily and pays them monthly. Each fund may distribute all or a portion of its short-term capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each fund will also distribute all or a portion of its short-term capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of a fund unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. or one of its correspondent firms if you prefer to receive dividends in cash. Shares earn dividends on the day they are purchased but not on the day they are sold.

TAXES

The dividends that you receive from Money Market Portfolio and U.S. Government Portfolio generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

The exemption from federal and/or certain state taxes for dividends paid by the municipal money funds will not benefit investors in tax-sheltered retirement plans or other entities or individuals not subject to such federal or state taxes. Further, distributions by tax-sheltered retirement plans are generally taxable even if earnings are derived from tax exempt dividends. As a result, the municipal funds are generally not an appropriate investment for tax sheltered retirement plans.

Some states and localities do not tax dividends that are attributable to interest on US Treasury securities

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   31

UBS RMA Funds
--------------------------------------------------------------------------------

and certain other government securities under certain circumstances.

The dividends that you receive from Tax-Free Fund, California Municipal Money Fund, New York Municipal Money Fund and New Jersey Municipal Money Fund generally are not subject to federal income tax.

In addition, California Municipal Money Fund seeks to pay dividends that are exempt from California personal income tax, New Jersey Municipal Money Fund seeks to pay dividends that are exempt from New Jersey personal income tax, and New York Municipal Money Fund seeks to pay dividends that are exempt from New York State and New York City personal income taxes.

Each fund will tell you annually how you should treat its dividends for tax purposes. If you are subject to alternative minimum tax, a portion of the dividends paid by a fund may be included in computing such tax.

You will not recognize any gain or loss on the sale of a fund's shares so long as the fund maintains a share price of $1.00.

Each fund may be required to withhold a 28% federal tax on all dividends payable to you

- if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

- if you have been notified by the IRS that you are subject to backup withholding.


Taxable distributions to non-residents will also generally be subject to a 30% withholding tax.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the Statement of Additional Information.


--------------------------------------------------------------------------------
32                                                   UBS Global Asset Management

UBS RMA Funds
--------------------------------------------------------------------------------

Financial Highlights

The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, are included in the funds' annual report to shareholders. You may obtain the funds' annual report without charge by calling 1-800-762 1000.


                                                                      MONEY MARKET PORTFOLIO
                                      ------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDED JUNE 30,
                                      ------------------------------------------------------------------------------------------
                                           2004               2003               2002               2001               2000
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE, BEGINNING
   OF YEAR                            $         1.00     $         1.00     $         1.00     $         1.00     $         1.00
                                      --------------     --------------     --------------     --------------     --------------
Net investment income                          0.005              0.010              0.022              0.055              0.052
                                      --------------     --------------     --------------     --------------     --------------
Dividends from net investment
   income                                     (0.005)            (0.010)            (0.022)            (0.055)            (0.052)

Distributions from net realized
   gains from investment activities           (0.000)@               --                 --                 --                 --
                                      --------------     --------------     --------------     --------------     --------------
Total dividends and distributions             (0.005)            (0.010)            (0.022)            (0.055)            (0.052)
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE, END OF YEAR          $         1.00     $         1.00     $         1.00     $         1.00     $         1.00
                                      ==============     ==============     ==============     ==============     ==============
TOTAL INVESTMENT RETURN(1)                      0.51%              1.02%              2.25%              5.61%              5.29%
                                      ==============     ==============     ==============     ==============     ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)       $   12,434,286     $   21,832,875     $   22,768,982     $   22,609,036     $   15,821,189
Expenses to average net assets                  0.60%              0.61%              0.60%              0.59%              0.59%
Net investment income to
   average net assets                           0.50%              1.02%              2.21%              5.42%              5.19%


----------

@    Amount is less than $0.0005 per share.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   33

UBS RMA Funds
--------------------------------------------------------------------------------

Financial Highlights (continued)


                                                                      U.S. GOVERNMENT PORTFOLIO
                                      ------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDED JUNE 30,
                                      ------------------------------------------------------------------------------------------
                                           2004              2003                2002               2001               2000
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF YEAR    $         1.00     $         1.00     $         1.00     $         1.00     $         1.00
                                      --------------     --------------     --------------     --------------     --------------
Net investment income                          0.005              0.010              0.021              0.052              0.048
Dividends from net investment income          (0.005)            (0.010)            (0.021)            (0.052)            (0.048)
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE, END OF YEAR          $         1.00     $         1.00     $         1.00     $         1.00     $         1.00
                                      ==============     ==============     ==============     ==============     ==============
TOTAL INVESTMENT RETURN(1)                      0.48%              1.00%              2.12%              5.31%              4.88%
                                      ==============     ==============     ==============     ==============     ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)       $    1,250,917     $    2,510,453     $    2,356,829     $    2,000,303     $    1,670,845
Expenses to average net assets                  0.58%              0.56%              0.57%              0.57%              0.59%
Net investment income to average net
   assets                                       0.48%              1.00%              2.06%              5.15%              4.81%


----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.



                                                                            TAX-FREE FUND
                                      ------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDED JUNE 30,
                                      ------------------------------------------------------------------------------------------
                                           2004               2003               2002               2001               2000
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE, BEGINNING OF YEAR    $         1.00     $         1.00     $         1.00     $         1.00     $         1.00
                                      --------------     --------------     --------------     --------------     --------------
Net investment income                          0.004              0.007              0.012              0.032              0.031
Dividends from net investment income          (0.004)            (0.007)            (0.012)            (0.032)            (0.031)
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE, END OF YEAR          $         1.00     $         1.00     $         1.00     $         1.00     $         1.00
                                      ==============     ==============     ==============     ==============     ==============
TOTAL INVESTMENT RETURN(1)                      0.38%              0.67%              1.24%              3.28%              3.10%
                                      ==============     ==============     ==============     ==============     ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)       $    2,935,936     $    3,238,850     $    3,255,520     $    3,286,150     $    2,593,878
Expenses to average net assets                  0.60%              0.63%              0.60%              0.59%              0.60%
Net investment income to average net
   assets                                       0.38%              0.67%              1.23%              3.20%              3.06%


----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.


--------------------------------------------------------------------------------
34                                                   UBS Global Asset Management

UBS RMA Funds
--------------------------------------------------------------------------------

Financial Highlights (continued)


                                                               CALIFORNIA MUNICIPAL MONEY FUND
                                              -----------------------------------------------------------------
                                                                FOR THE YEARS ENDED JUNE 30,
                                              -----------------------------------------------------------------
                                                2004          2003          2002          2001          2000
                                              ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR            $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                              ---------     ---------     ---------     ---------     ---------
Net investment income                             0.003         0.006         0.011         0.027         0.026
Dividends from net investment income             (0.003)       (0.006)       (0.011)       (0.027)       (0.026)
                                              ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                  $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                              =========     =========     =========     =========     =========
TOTAL INVESTMENT RETURN(1)                         0.31%         0.60%         1.10%         2.75%         2.59%
                                              =========     =========     =========     =========     =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $ 739,133     $ 767,006     $ 753,664     $ 759,961     $ 626,424
Expenses to average net assets, net of
   fee waivers by advisor(2)                       0.65%         0.66%         0.65%         0.66%         0.65%
Net investment income to average net
   assets, net of fee waivers by advisor(2)        0.31%         0.60%         1.09%         2.70%         2.56%


----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

(2) During the years ended June 30, 2004 and June 30, 2003, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   35

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--------------------------------------------------------------------------------

Financial Highlights (continued)


                                                                      NEW JERSEY MUNICIPAL MONEY FUND
                                                    --------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED JUNE 30,
                                                    --------------------------------------------------------------------
                                                      2004          2003          2002          2001             2000
                                                    ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, BEGINNING OF YEAR                  $    1.00     $    1.00     $    1.00     $    1.00        $    1.00
                                                    ---------     ---------     ---------     ---------        ---------
Net investment income                                   0.002         0.005         0.010         0.028            0.027
Dividends from net investment income                   (0.002)       (0.005)       (0.010)       (0.028)          (0.027)
                                                    ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, END OF YEAR                        $    1.00     $    1.00     $    1.00     $    1.00        $    1.00
                                                    =========     =========     =========     =========        =========
TOTAL INVESTMENT RETURN(1)                               0.16%         0.51%         0.97%         2.86%            2.72%
                                                    =========     =========     =========     =========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                     $ 137,440     $ 161,854     $ 128,500     $ 102,162        $  93,276
Expenses to average net assets, net of
   fee waivers by advisor(2)                             0.76%         0.73%         0.77%         0.79%            0.78%
Net investment income to average net
   assets, net of fee waivers by advisor(2)              0.15%         0.50%         0.94%         2.77%            2.69%


----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

(2) During the years ended June 30, 2004 and June 30, 2003, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.01%.


--------------------------------------------------------------------------------
36                                                   UBS Global Asset Management

UBS RMA Funds
--------------------------------------------------------------------------------

Financial Highlights (concluded)


                                                                       NEW YORK MUNICIPAL MONEY FUND
                                                    --------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED JUNE 30,
                                                    --------------------------------------------------------------------
                                                      2004          2003          2002          2001             2000
                                                    ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, BEGINNING OF YEAR                  $    1.00     $    1.00     $    1.00     $    1.00        $    1.00
                                                    ---------     ---------     ---------     ---------        ---------
Net investment income                                   0.003         0.006         0.011         0.030            0.029
Dividends from net investment income                   (0.003)       (0.006)       (0.011)       (0.030)          (0.029)
                                                    ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, END OF YEAR                        $    1.00     $    1.00     $    1.00     $    1.00        $    1.00
                                                    =========     =========     =========     =========        =========
TOTAL INVESTMENT RETURN(1)                               0.29%         0.62%         1.08%         3.04%            2.93%
                                                    =========     =========     =========     =========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                     $ 562,396     $ 588,851     $ 559,341     $ 574,490        $ 437,253
Expenses to average net assets, net of
   fee waivers by advisor(2)                             0.67%         0.67%         0.68%         0.69%            0.67%
Net investment income to average net
   assets, net of fee waivers by advisor(2)              0.29%         0.62%         1.07%         2.95%            2.90%


----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

(2) During the years ended June 30, 2004 and June 30, 2003, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   37

UBS RMA Funds
--------------------------------------------------------------------------------

                                              [UBS GLOBAL ASSET MANAGEMENT LOGO]

If you want more information about a
fund, the following documents are
available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS                     UBS RMA

Additional information about a fund's          Money Market Portfolio
investments is available in the fund's         U.S. Government Portfolio
annual and semi-annual reports to              Tax-Free Fund
shareholders.                                  California Municipal Money Fund
                                               New Jersey Municipal Money Fund
STATEMENT OF ADDITIONAL INFORMATION (SAI)      New York Municipal Money Fund


The funds' SAI provides more detailed          Prospectus
information about the funds and is
incorporated by reference into this
prospectus (I.E., it is legally a part
of this prospectus).

You may discuss your questions about a
fund by contacting your Financial
Advisor. You may obtain free copies of a fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-762 1000.


You may review and copy information
about a fund, including shareholder
reports and the SAI, at the Public
Reference Room of the Securities and
Exchange Commission. You may obtain
information about the operations of the
SEC's Public Reference Room by calling
the SEC at 1-202-942 8090. You may get
copies of reports and other information
about a fund:

-  For a fee, by electronic request at
   publicinfo@sec.gov or by writing
   the SEC's Public Reference Section,
   Washington, D.C. 20549-0102; or

-  Free from the EDGAR Database on the
   SEC's Internet website at:
   http://www.sec.gov

UBS RMA Money Fund Inc.
--Money Market Portfolio
--U.S. Government Portfolio
Investment Company Act File No. 811-3503

UBS RMA Tax-Free Fund Inc.
Investment Company Act File No. 811-3504

UBS Managed Municipal Trust
--RMA California Municipal Money Fund
--RMA New York Municipal Money Fund
Investment Company Act File No. 811-3946

UBS Municipal Money Market Series
--RMA New Jersey Municipal Money Fund
Investment Company Act File No. 811-6173


(C) 2004 UBS Financial Services Inc.           August 30, 2004
All rights reserved.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

                                     UBS RMA
                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                                  TAX-FREE FUND
                         CALIFORNIA MUNICIPAL MONEY FUND
                         NEW JERSEY MUNICIPAL MONEY FUND
                          NEW YORK MUNICIPAL MONEY FUND
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

     The six funds named above are professionally managed money market funds organized as open-end investment companies or series of open-end investment companies. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are diversified series of UBS RMA Money Fund Inc., and UBS RMA Tax-Free Fund Inc. also is a diversified fund. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are non-diversified series of UBS Managed Municipal Trust; UBS RMA New Jersey Municipal Money Fund is a non-diversified series of UBS Municipal Money Market Series.

     The funds' investment advisor and administrator is UBS Financial Services Inc. UBS Global Asset Management (US) Inc. ("UBS Global AM") is the funds' principal underwriter, sub-advisor and sub-administrator. UBS Financial Services Inc. and UBS Global AM are indirect wholly owned subsidiaries of UBS AG.

     Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-762 1000.


     This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated August 30, 2004. A copy of the Prospectus may be obtained by contacting any Financial Advisor at UBS Financial Services Inc. or correspondent firm or by calling 1-800-762 1000. The Prospectus also contains more complete information about each fund. You should read it carefully before investing. This SAI is dated August 30, 2004.


                                TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
     The Funds and Their Investment Policies                                                2
     The Funds' Investments, Related Risks and Limitations                                  5
     Organization of the Funds; Directors/Trustees and Officers; Principal Holders
       and Management Ownership of Securities                                              46
     Investment Advisory, Administration and Principal Underwriting Arrangements           59
     Portfolio Transactions                                                                63
     Additional Purchase and Redemption Information; Financial Institutions                64
     Valuation of Shares                                                                   65
     Taxes                                                                                 66
     Other Information                                                                     73
     Financial Statements                                                                  74

                     THE FUNDS AND THEIR INVESTMENT POLICIES

     Each fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

     Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     Each fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by its board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

     Each fund (other than Money Market Portfolio) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

     The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (E.G., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

MONEY MARKET PORTFOLIO

     Money Market Portfolio's investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund's investments include (1) US and non-US government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities.

     The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

     The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

     The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income.


     See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

U.S. GOVERNMENT PORTFOLIO

     U.S. Government Portfolio's investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund may also invest in the securities of other investment companies that invest in these instruments. U.S. Government Portfolio's 80% policy, as described above, is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.


     The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.


TAX-FREE FUND

     Tax Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in investments the income from which is exempt from federal income tax. The fund invests primarily in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax ("municipal securities"). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from its 80% policy without the approval of its shareholders.

     Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the AMT.


     The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.


CALIFORNIA MUNICIPAL MONEY FUND

     California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. "California municipal securities" are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

     Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

     As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

NEW JERSEY MUNICIPAL MONEY FUND

     New Jersey Municipal Money Fund's investment objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. "New Jersey municipal securities" are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. The fund also may purchase participation interests in New Jersey municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

     Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

     As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 15% of its net assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

NEW YORK MUNICIPAL MONEY FUND

     New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. "New York municipal securities" are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from the 80% policy without the approval of its shareholders.

     Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

     As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS


     The following supplements the information contained in the funds' Prospectus and above concerning each fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, no fund has established policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.


     YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which each fund invests (such as US government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, a fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.


     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the AMT, California personal income tax, New Jersey personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither UBS Global AM nor a fund will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer's obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.


     U.S. GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

     COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

     ASSET-BACKED SECURITIES. The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Money Market Portfolio and US Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the municipal money market funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

     AUCTION RATE AND REMARKETED PREFERRED STOCK. Each fund may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of

ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

     The funds' investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The Funds' Investments, Related Risks and Limitations -- Investments in Other Investment Companies."

     VARIABLE AMOUNT MASTER DEMAND NOTES. Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.


     INVESTING IN NON-US SECURITIES. Money Market Portfolio's investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund's investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.


     CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those UBS Global AM has determined are liquid pursuant to guidelines established by each fund's board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.


     Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     Each board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.

     In making determinations as to the liquidity of municipal lease obligations, UBS Global AM will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, UBS Global AM does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

     UBS Global AM also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

     REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each municipal money market fund may enter into repurchase agreements with respect to US government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

     COUNTERPARTIES. A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the funds do business.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund's incurring a loss or missing an opportunity to make an alternative investment.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. Each fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal money market fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money Fund). See also "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."


     INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds and in certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. Each fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The Funds' Investments, Related Risks and Limitations -- Auction Rate and Remarketed Preferred Stock."

     LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in a fund's interest.


     Pursuant to procedures adopted by the board of each fund governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board of each fund also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under each fund's securities lending program.


     SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

CERTAIN POLICIES OF THE MUNICIPAL MONEY MARKET FUNDS

     Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the "municipal money market funds."

     NON-DIVERSIFIED STATUS OF SINGLE STATE MUNICIPAL MONEY MARKET FUNDS. California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund are "non-diversified funds," as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund's total assets with respect to at least 75% of its assets. Nonetheless, a single state municipal money market fund may be subject to greater risk than a money market fund that is more "diversified," because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or in its ability to maintain a constant net asset value per share.

     TYPES OF MUNICIPAL SECURITIES. Each municipal money market fund may invest in a variety of municipal securities, as described below:

     MUNICIPAL BONDS -- Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.


     MUNICIPAL LEASE OBLIGATIONS -- Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The municipal money market funds generally invest in municipal lease obligations through certificates of participation.


     Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a municipal money market fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

     INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABS") -- IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a "Tax Preference Item." See "Taxes" below. Each municipal money market fund may invest more than 25% of its assets in IDBs and PABs.

     PARTICIPATION INTERESTS -- Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

     A participation interest gives a municipal money market fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements," to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution's ability to satisfy that commitment. UBS Global AM will monitor the pricing, quality and liquidity of the participation interests held by a municipal money market fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

     PUT BONDS -- A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

     If a municipal money market fund holds a bond subject to a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS Global AM, it is in the fund's best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

     TENDER OPTION BONDS -- Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the "tender option"). The municipal money market funds may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

     TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES -- Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

     MORTGAGE SUBSIDY BONDS -- The municipal money market funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and "moral obligation" bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

     STAND-BY COMMITMENTS. A municipal money market fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

     A municipal money market fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS Global AM, present minimal credit risk. A fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

     TEMPORARY AND DEFENSIVE INVESTMENTS. When UBS Global AM believes that there is an insufficient supply of the type of municipal securities in which a municipal money market fund primarily invests, or during other unusual market conditions, that fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when UBS Global AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal money market fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal money market fund holds cash, such cash would not earn income and would reduce the fund's yield.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on local government obligations in the event of default or financial difficulty.

GENERAL

     Following several years of very strong growth in the late 1990's, which produced large State revenue surpluses, the State's financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. By 2002, the State faced a budget "gap" of more than $23 billion, over 25% of its General Fund revenue. See "Recent Financial Results -- Fiscal Year 2002-03 Budget" below. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. By May 2003, the Governor reported that that a budget gap of over $30 billion (after about $7 billion of budget actions had been taken earlier in 2003) would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year. See "Recent Financial Results -- Continuing Budget Shortfall" below.

     Strong partisan disagreement in the Legislature about the appropriate combination of spending reductions and revenue increases needed to close this gap led to a delay of almost one month in enactment of the 2003-04 fiscal year budget. In its final form it resembled the Governor's proposals with a combination of large spending cuts, fund transfers, deferrals and loans, and issuance of bonds to spread out repayment of a $10.7 billion accumulated budget deficit over several years. There were no net revenue increases except for an administrative action to raise vehicle license fees which will have the result of reducing State General Fund expenditures by about $4 billion per year. The final budget compromise recognized expressly that the balancing of the 2003-04 budget used a number of one-time budget measures and borrowings, and that there was a structural deficit of about $8 billion built into the 2004-05 fiscal year budget which would have to be addressed. The sluggish economy and cuts in State aid will adversely affect local government finances in 2003 and beyond.


     Compared to the 2003 Budget Act, the 2004-05 Governor's Budget's projection for 2003-04 was $1.274 billion of additional revenues, $3.879 billion of additional expenditures and $205 million additional prior year adjustments. After accounting for a $473 million reduction in other reserves, the June 30, 2004 General Fund reserve was projected to be $290 million, down approximately $1.9 billion from the 2003 Budget Act.

     The 2004-05 Governor's Budget assumed the implementation of mid-year spending reductions described below, as well as voter approval in the March 2, 2004 statewide primary election of the California Economic Recovery Bond Act (Proposition 57) and the Balanced Budget Amendment (Proposition 58). Both measures were approved by the voters. In connection with the issuance of the first two series of economic recovery bonds, the Department of Finance certified that the State had an accumulated budget deficit of more than $22 billion, consisting of a $9.3 billion accumulated deficit through 2002-03, a $3.0 billion operating deficit in 2003-04, and $9.8 billion of obligations to be repaid in fiscal years 2004-05 and thereafter for prior obligations. At the time of the 2004-05 Governor's Budget, the State expected to sell a sufficient amount of economic recovery bonds to provide net proceeds to the General Fund in 2003-04 of $12.254 billion. The May Revision to the 2004-05 Governor's Budget has revised this estimate to $11.254 billion.

     On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a $1.597 billion increase to the June 30, 2004 reserve compared to the 2004-05 Governor's Budget. This increase is due to the combination of (1) a $2.229 billion increase in prior year adjustments, primarily due to revenue increases from the Voluntary Compliance Initiative ($1.225 billion), proper accrual of unbilled audit tax proceeds ($1.0 billion) and tax amnesty ($185 million) offset by revenue losses due to the adverse court decisions relating to corporate tax matters ($465 million), (2) $36 million decrease in other revenues and (3) $596 million increase in expenditures, primarily due to increased expenditures in the health and human services and corrections areas for enrollment, caseload and population increases ($283 million) and increased Proposition 98 expenditures ($257 million).

     In December 2003, the Governor proposed reductions (the "Mid-Year Spending Reduction Proposals") totaling $3.9 billion ($2.3 billion in 2003-04 and $1.6 billion in 2004-05). Of these proposals, approximately $1.366 billion were either not adopted or are now unachievable and the May Revision addresses these increased costs (including increased costs of $947 million due to the federal injunction preventing the implementation of Medi-Cal provider rate reductions).

     The State has been facing serious cash flow difficulties since the 2001-02 fiscal year, which will continue. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. The State issued $11 billion of cash flow notes in mid-June 2003 which matured and were paid in full on June 16, 2004. The State also issued $3 billion of revenue anticipation notes ("RANs") on October 28, 2003 (the "2003-04 RANs"), which matured on June 23, 2004. Repayment of principal and interest on $1.835 billion of the 2003-04 RANs is required to be paid from draws under letters of credit issued by various financial institutions. The remaining $1.165 billion of 2003-04 RANs were issued directly to various financial institutions. The most recent cash flow projections prepared by the Department of Finance show that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2003-04 RANs when due.

     In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB." In December 2003, the State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baa1" by Moody's Investors Service, Inc. ("Moody's").

     In May 2004, Moody's upgraded the State's general obligation bond rating to "A3" with a positive outlook. Following the outcome of the election for Propositions 57 and 58 at the March 2, 2004 statewide primary, Standard & Poor's put its general obligation bond rating of the State on credit watch with positive implications. Fitch's rating of the State's general obligation bonds remains on ratings watch - negative. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California continue to deteriorate, its credit ratings could be reduced further, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

     A special election was held on September 7, 2003 at which time Gov. Gray Davis was recalled and Arnold Schwarzenegger was elected. Schwarzenegger was sworn in as the 38th Governer of California on November 17, 2003.


ECONOMIC FACTORS

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 35 million represents about 12 1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.

     Total personal income in the State, at an estimated $1,139 billion in 2002, accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

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     Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline in tourism-based areas. Job losses have been concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Between June 2002 and June 2003, the State lost a net of 51,000 non-farm jobs, and unemployment reached just below 7%. Personal income rose by only 1% in 2002. Residential construction and home sales remained strong into the first half of 2003, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. The revenue and expenditure assumptions are based upon certain estimates of the performance of the California and national economies in calendar years 2004 and 2005. In the May Revision, the Department of Finance projected that the California economy would grow moderately in calendar year 2004 and at a faster pace in calendar year 2005.

     Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. Job growth has also improved in the state in recent months but not as much as in the rest of the nation, on average. From April 2003 to April 2004, nonfarm payroll employment rose by 0.6 percent in the State and 0.9 percent in the nation. The state unemployment rate was 6.2 percent in April, down from 6.8 percent a year earlier. The national unemployment rate in April 2004 was 5.6 percent, down from 6.0 percent a year earlier.

     California total personal income increased by 4.8 percent from the fourth quarter of 2002 to the fourth quarter of 2003, culminating a year of improving personal income growth. For 2003 as a whole, personal income was up 3.7 percent in the state as compared to 3.3 percent in the nation. In addition, exports of made-in-California merchandise rebounded in the first quarter of 2004, increasing by 25 percent on a year-over-year basis. Exports of high-tech goods rose by 20 percent year-over-year. Also, taxable sales posted a sixth consecutive year-over-year gain in the fourth quarter of 2003. Two regional manufacturing surveys and one statewide survey showed improvement comparable to that seen in the first quarter of 2004 for the nation's manufacturing sector. Personal state income tax withholdings were up 8.8 percent in the first four months of 2004, although about a percentage point and a half of that gain was due to March 2004 having two more days of receipts than March 2003.

     Construction and real estate markets remained strong in the state in the first quarter of 2004. Total new units permitted were up slightly from a strong first quarter in 2003. Also, valuation of private nonresidential building permits increased slightly after three years of steady declines.

     Low mortgage rates kept residential real estate markets strong in the first quarter of 2004. The median price of homes sold in Southern California hit a new record of $371,000 in March, up 23.3 percent from a year earlier. Sales were up over 17 percent from a year ago. Despite a still-sluggish economy, home price appreciation and sales were also strong in the San Francisco Bay Area. The median price of homes sold was a record $474,000 in March, up 13.1 percent from a year earlier. Sales were up 25 percent from a year ago.

     As noted above, the May Revision projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6 percent throughout the period. Personal income is projected to grow 5.4 percent in 2004 and 5.6 percent in 2005, which is slower than has been observed in past recoveries.


     Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages

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of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to have stabilized. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. US Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.
A number of investigations and lawsuits are ongoing against energy suppliers seeking refunds for California customers for alleged overcharges during the crisis period in 2000 and 2001.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

     LIMITATION ON PROPERTY TAXES -- Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of AD VALOREM property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the US Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through AD VALOREM taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

     LIMITATIONS ON OTHER TAXES, FEES AND CHARGES -- On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an AD VALOREM tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service." All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property-related service or which are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property-related" for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

     APPROPRIATIONS LIMITS -- The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.


     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. The 1999-2000 fiscal year was the only fiscal year since the late 1980's when State appropriations were above the limit. The State Department of Finance estimates that the State will be about $13.7 billion below its appropriation limit in the 2003-04 fiscal year and about $11.0 billion below the limit in 2004-05.


     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA


     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2004, the State had outstanding approximately $34.9 billion of long-term general obligation bonds and $7.3 billion of lease-purchase debt supported by the State General Fund. The State has issued $1.4 billion of variable rate general obligation bonds, representing 4.0 percent of the State's total outstanding general obligation bonds as of May 1, 2004. Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bonds Act) have qualified for the November 2004 ballot. Additional proposals affecting State finances or for additional bonds may also be added to the November 2004 ballot. The $9.95 billion bond measure for the high speed rail projects that was previously on the November 2004 ballot is expected to be postponed until the November 2006 election.

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RECENT FINANCIAL RESULTS


     The principal sources of General Fund tax revenues in 2001-02 were the California personal income tax (50 percent of total tax revenues), the sales tax (33 percent), corporation taxes (8 percent), and the gross premium tax on insurance (2 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the late 1990's and 2000, they are particularly volatile. In preparing the most recent budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to prior years. The Administration has projected that this source of revenue will drop from 25% of all General Fund revenues in 2000-01 to 11% in 2001-02 and 8% in 2002-03; this represents the bulk of the total General Fund revenue shortfall in these two fiscal years. Personal income tax revenues are projected to be $35.1 billion in 2003-04 and $38 billion in 2004-05. Sales and use tax revenue is forecast at $23.7 billion in 2003-04 and $25 billion in 2004-05. Corporation tax revenues are expected to total $7.5 billion in 2003-04 and $7.6 billion in 2004-05. On March 2, 2004, California voters approved Proposition 57, a bond act authorizing issuance of up to $15 billion of Economic Recovery Bonds to fund the accumulated State budget deficit. To repay these bonds, a new one-quarter cent sales tax will become effective July 1, 2004. This sales tax will automatically cease as soon as the bonds are repaid. Because the local portion of the sales tax will decrease on July 1, 2004, the total base statewide sales tax will remain at 7.25 percent. Revenues from the one-quarter cent sales tax are estimated at $1.136 billion in 2004-05, and approximately $1.3 billion annually thereafter.


     The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

     Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

RECENT BUDGETS

     The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 included as an asset, the $6.1 billion loan to the State Department of Water Resources for power purchases (see "Cash Flow Requirements" below), and the General Fund's available cash at that date was considerably less. The balance at June 30, 2002 was estimated as negative $3.5 billion, which increased to an estimated negative $10.7 billion by June 30, 2003.


     The growth in General Fund revenues 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to just above $7,000 per pupil in FY 2003-04. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01. Caseload under CalWORKs is continuing to flatten after many years of decline. The revised CalWORKs caseload projections are 474,000 cases in 2003-04 and 465,000 in 2004-05.


     An important element of recent Budget Acts (during the years of large capital gains receipts) was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount. The recent budget shortfalls have caused the State Director of Finance to determine that the General Fund no longer has the capacity to make up the $4.2 billion annual offset of VLF fee reductions, and pursuant to existing law, the Department of Motor Vehicles is reversing the fee reductions as of October 1, 2003. This action has been challenged in court.

FISCAL YEAR 2001-02 BUDGET

     The 2001-02 Budget Act (the "2001 Budget Act") was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4 percent from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues was to be funded by using a part of the budget reserve from the prior year.

     The 2001 Budget Act was projected to be able to sustain the reduced revenues without major program reductions because part of the previous 2000-01 Budget Act was for one-time spending, which did not have to be continued. The 2001 Budget Act contained much less one-time spending for capital outlay. However, General Fund revenues in 2001-02 ultimately proved to be far below projections, totaling only about $64 billion (compared to the 2001 Budget Act estimate of around $75.1 billion), largely due to reduced capital gains realizations and weaker economic activity. To partially offset this reduction, the Governor proposed, and the Legislature approved, mid-year spending cuts for 2001-02 totaling $2.3 billion. By the time of the May Revision to the Governor's Budget released in May, 2002, the Governor projected that the combined shortfall or budget "gap" between expected revenues and projected expenditures based on existing statutes totaled $23.4 billion for the two fiscal years, 2001-02 and 2002-03.

FISCAL YEAR 2002-03 BUDGET

     The magnitude of the budget gap which had to be addressed led to a substantial delay in enactment of the 2002-03 Budget Act ("2002 Budget Act") until September 5, 2002, more than two months into the fiscal year. Despite delay in approval of the Budget Act, most State operations continued based on continuing appropriation legislation, constitutional requirements or court orders. Debt service on State debt was paid, most health and welfare programs and education payments were funded, and State employees, other than elected officials and senior management employees, were paid.

     The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, internal loans, bond issuances, fund shifts, accelerations and transfers, and modest tax changes. Some of these actions and assumptions ultimately proved to be unavailable, and revenues in the 2002-03 fiscal year continued to decline from original projections, as economic growth stalled instead of increasing, as had been expected. The principal components of the 2002-03 budget were:

     (1) Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion, principally in education, health, social services and State operations. Some of the projected savings ultimately were not achieved.

     (2) The receipt of $4.5 billion in 2002-03 from the securitization (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies, to occur in two steps. The first sale, in February 2003, produced $2.5 billion of receipts to the General Fund. The second sale, expected to produce up to $2.0 billion in April 2003, was cancelled because of turmoil in the market for such "tobacco securitizations" after an Illinois trial court rendered a judgment of $10.1 billion against Philip Morris, Inc., one of the largest tobacco manufacturers. This increased the accumulated deficit by $2 billion.

     (3) A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

     (4) The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

     (5) The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the deductibility of net operating losses provided in current law.

     (6) General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04. These deferrals were not expected to significantly impact underlying programs.

     (7) General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from issuing refunding bonds to pay selected maturities of general obligation bonds due between February 2002 and June 2003.

     (8) Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion. The Administration has more recently estimated only about $400 million will be received.

     (9) Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million).

     (10) Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

CONTINUING BUDGET SHORTFALL

     By November 2002, reports both from the independent Legislative Analyst's Office and the Department of Finance made clear that the 2002-03 budget would fall far short of projections. The Governor called a special session of the Legislature to begin on December 9, 2002 to take up legislation for mid-year spending cuts and other budgetary actions to reduce the looming budget deficit. As part of the 2003-04 Governor's Budget proposal, released January 10, 2003 (the "2004 Governor's Budget"), the Governor called for immediate actions to reduce the budget gap by about $10.2 billion, of which $5.5 billion would be seen in 2002-03 and the balance in 2003-04. In March and April 2003, the Legislature passed budget adjustment legislation including spending reductions, deferrals, bond authorization and funding transfers totaling about $3.3 billion in fiscal year 2002-03 and about $3.6 billion in fiscal year 2003-04.

     By January 2003, the Administration estimated that General Fund revenues and transfers in 2002-03 would be about $6 billion below the estimates made when the 2002 Budget Act was adopted, primarily because of weaker than projected economic conditions and stock market prices.

FISCAL YEAR 2003-04 BUDGET

     ORIGINAL BUDGET PROPOSAL -- The 2004 Governor's Budget contained updated budget projections, indicating that for the combined 2002-03 and 2003-04 period, the nominal budget "gap" to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the "loss" of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

     The 2004 Governor's Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments' increased costs for the programs to be shifted.

     MAY REVISION -- As noted above under "Continuing Budget Shortfall," some budget reductions were passed by the Legislature in March and April 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the May Revision to the 2004 Governor's Budget ("2004 May Revision"), which updated forecasts and provided a substantially revised budget plan for 2003-04.

     First, the 2004 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor's Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

     In the 2004 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year. Accordingly, the 2004 May Revision divided the $38.2 billion gap into three main components:

     (1) The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid.

     (2) Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to "backfill" the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift. The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

     (3) The 2004 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing "structural deficit," which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action. The Governor urged the Legislature to take action during the balance of the 2003 legislative session (which will end on September 15, 2003) to start to address these structural imbalances so that future budgets will not face the same pressures as the State currently has.

     In late June, the Director of Finance took administrative action based on his determination that the State General Fund could no longer afford to pay local governments the "backfill" designed to hold them harmless from the reduction of vehicle license fees enacted in previous years. The new, higher, levels of VLF fees will go into effect around October 1, 2003 and will be fully paid to local governments; however, State payments to local governments were eliminated as of July. A lawsuit has been filed challenging this administrative action, but it is likely to take several years before it is resolved, and the VLF will not be affected during the lawsuit.

     FINAL BUDGET ACT -- Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

     The 2003-04 Budget Act was finally passed by the Legislature and signed by the Governor on August 2, 2003. It resolved the budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year-end budget reserve at June 30, 2004 of

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almost $2 billion, and also assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed. The principal features of the budget were as follows:

     (1) As proposed by the Governor in the 2004 May Revision, the Legislature authorized the issuance of fiscal recovery bonds designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003. The largest disagreement leading to delay in enacting the budget was over the method to repay the bonds. Republicans refused to approve a new tax for this purpose, as had been urged by the Governor. The final compromise resulted in an increase of 1/2 cent in the State sales tax, which would be segregated in a special fund, offset by a 1/2 cent decrease in the sales tax paid to local governments, both to be effective as of July 1, 2004. Separate legislation provides additional property tax revenue in the 2004-05 fiscal year to cities and counties at the expense of school districts. The State General Fund, in turn, will have to provide additional support starting in 2004-05 for local school districts to offset their loss of property tax revenues. A conservative legal group has indicated it will file a legal challenge to this bond plan, on the grounds that it requires voter approval. The State's legal advisers have indicated voter approval is not necessary because the bond legislation requires annual appropriation of the sales taxes to pay debt service. However, there is no assurance exactly when the bonds will be issued in the face of potential litigation.

     (2) The budget also assumed two other external borrowings. The first is the second part of a tobacco securitization sale, postponed from Spring 2003, designed to produce about $2 billion of General Fund revenue. The second is the sale of pension obligation bonds ("POBs") to make the 2003-04 payments due to the State Public Employee's Retirement System, in the amount of about $1.9 billion. The POB sale is presently subject to a court validation process brought by the State; the outcome and timing of this litigation is not certain.

     (3) As noted, the budget relies on substantial savings in program costs, spread across most programs. K-12 schools will receive the minimum funding required by Proposition 98, but this will result in a small decrease in per-pupil spending, to about $6,900 per pupil. Significant cuts will be made in higher education support, to be offset in part by student fee increases in the range of 30%. Other fee increases will offset reductions in support for trial courts and resources programs. Health and social service costs will be limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs will be reduced by voluntary agreements to be negotiated with employee unions or layoffs.

     (4) The budget assumed receipt of about $2.2 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. There are no other tax or revenue increases, aside from certain fees. The Governor's realignment proposal to transfer certain health and social services programs to local governments was not enacted, but will be studied further.

     (5) Final budget action in the State Assembly included agreement to adopt additional appropriations for certain selected programs, which will not be completed until the final portion of the legislative session in late August and early September, so the final budget reserve figure will be somewhat smaller than the original $2 billion estimated by the Department of Finance. Additional budget actions, including steps to address the structural deficit for 2004-05 and future years may also be taken in that session.


FISCAL YEAR 2004-05 BUDGET

     The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve is the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both 2003-04 and 2004-05), a $1.0 billion reduction in the sale of economic recovery bonds, and a $1.112 billion increase in expenditures (over both 2003-04 and 2004-05).

     The 2004-05 Governor's Budget (as updated by the May Revision) contained the following major components:

     (1) Resetting Proposition 98 Minimum Funding Guarantee -- The level of Proposition 98 appropriations was proposed to be reset at a level approximately $2 billion less than would otherwise be required for 2004-05. This proposal requires a two-thirds vote of the Legislature.

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     (2) Higher Education -- Proposed fee increases of 14 percent for undergraduate and 40 percent for graduate students at the University of California and the California State University, of which 20-33 percent would be set aside for financial aid. In fiscal year 2003-04, such fees were increased 30 percent. The proposed budget also reflects 44% increases in per unit costs for community college undergraduates and 92% increase in per unit costs for degree holders.

     (3) Health and Human Services -- The Administration proposed major reform of the Medi-Cal program. Key components included realigning eligibility standards, requiring copayments, implementing a tiered benefit structure, and conforming basic optional benefits to those offered under private plans. The Administration also proposed to increase work incentives under the CalWORKs program as well as reductions to the services and assistance payments provided under that program.

     (4) Pension Reform -- The Administration proposed to increase existing State employees' retirement contributions by one percent, pursue legislation to repeal retirement benefit enhancements implemented in 1999 for new State employees, and issue pension obligation bonds to cover a portion of the pension contributions in 2004-05 and 2005-06.

     (5) California Performance Review -- The Administration revealed its plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform.

     (6) Substantially Reduced External Borrowings -- The Administration proposed to issue $929 million pension obligation bonds to pay a portion of the pension obligations in 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds deposited in the Deficit Recovery Fund would be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and the projected $9.2 billion of economic recovery proceeds (representing approximately $11.3 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

     (7) Tax Relief -- Elimination of the VLF offset program beginning in 2004-05.

     The May Revision reflected the following major items and changes from fiscal year 2003-04:

     - $4.0 billion increase in major revenues due to the improved economic forecast;

     - $577 million of transfers to the General Fund, resulting from the issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

     - $500 million additional revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities ($150 million is expected as a result of final negotiations with the tribes);

     - $125 million additional revenues from proposed fees on Medi-Cal managed care plans (reduced in the May Revision from $300 million in the 2004-05 Governor's Budget);

     - $60 million decrease for transportation transfers (one-time transfer in 2003-04 reduced in the May Revision from $855 million in the 2004-05 Governor's Budget);

     -  $2.3 billion decrease for tobacco bonds (one-time in 2003-04);

     -  $756 million decrease for one-time transfers and loans in 2003-04.

     The May Revision projected General Fund expenditures of $77.6 billion for 2004-05, essentially the same as the revised estimates for 2003-04. This reflected a total of $10.9 billion of General Fund expenditure solutions (excluding $2.0 billion of payment offsets from economic recovery bond proceeds), spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court orders, and to provide for cost of living adjustments and growth in enrollment, caseload, and population. These expenditure solutions, included, among others, the following major items and changes from fiscal year 2003-04:

     -  $2.040 billion for the proposal to reset the Proposition 98 guarantee;

     - $1.136 billion for debt service savings reflecting the anticipated lower cost of economic recovery bonds compared with debt service on fiscal recovery bonds;

     - $1.206 billion for the proposed suspension of the Transportation Investment Fund transfer;

     - $464 million of additional savings from anticipated collective bargaining agreements which are dependent upon successful negotiation with the collective bargaining units;

     - $450 million of savings from the proposal (which would require legislative approval) to use deposits from punitive damages awards to offset General Fund costs in 2004-05;

     - $352 million from the proposed issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

     - $350 million for additional federal funds anticipated to be received in 2004-05;

     - No Medi-Cal provider rate reductions (revised downward from $462 million in the 2004-05 Governor's Budget);

     - $1.624 billion for various spending reductions in social services programs;

     - $216 million for spending reductions that would result from changes in the correctional system (outside of employee compensation costs revised downward from $400 million by the May Revision);

     - $150 million for additional savings pursuant to Control Section 4.10 (which gives the Department of Finance authority to reduce appropriations in certain circumstances) of the 2003 Budget Act;

     -  $678 million for various spending reductions in higher education;

     -  $1.3 billion for the proposed State-Local agreement.

CONTINUING "STRUCTURAL DEFICIT"

     In its May 17, 2004 "Overview of the 2004-05 May Revision," the Legislative Analyst's Office (LAO) projects that the May Revision as proposed would balance in 2004-05 and end the fiscal year with a modest reserve of $870 million. The LAO also stated that a $6 billion operating shortfall would re-emerge in 2005-06. Although this shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 authorization, the State Budget would still be modestly out of balance. The LAO further stated that following 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through 2008-09).

     The Administration expects that any operating deficit in 2005-06 and thereafter would be lower than projected by the LAO for the following reasons:

     - Full savings that are expected from various budget reform proposals (such as Medi-Cal and corrections) are not known at this time.

     - The savings to be generated by the reorganization and other proposals being developed by the California Performance Review have not been reflected in the LAO's projection.

     - The effect of the enacted workers' compensation reform has not been factored into the LAO's projection.

     - The Administration proposes to use additional one-time revenues resulting from the renegotiation of tribal gaming compacts toward repayment of transfers from transportation special funds, to the extent those revenues are realized.


CASHS FLOW REQUIREMENTS

     The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and warrants. In the first half of calendar 2001, the State Department of Water Resources ("DWR") had taken over the responsibility of purchasing electricity to meet certain needs of the customers of investor-owned utilities ("IOUs"), because factors deriving from a failed deregulation program and unusual market conditions which had driven up the spot prices of electricity and natural gas had combined to make the State's two largest IOUs insolvent. To fund these purchases, the DWR borrowed over $6 billion from the General Fund. Repayment of this loan was planned to be made from proceeds of power revenue bonds to be issued by the DWR which will be secured by a portion of retail customers' electricity bills. (There will be no taxes or liability of the General Fund to repay the power revenue bonds.)

     The State issued a then-record $5.7 billion of RANs in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time, to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and for the start of the next fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

     Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

     By mid-Winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious for the reasons noted above that the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2004 May Revision assumes that the State will issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. Part of this cash flow need may be met by the tobacco securitization sale which was included in the final budget compromise. Repayment of the RAWs in June 2004 will, however, require issuance of at least part of the fiscal recovery bonds, which may be delayed by litigation. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.


     The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured on June 23, 2004. Repayment of principal and interest on $1.835 billion of the 2003-04 RANs is required to be paid from draws under letters of credit issued by various financial institutions. The remaining $1.165 billion of 2003-04 RANs were issued directly to various financial institutions. The most recent cash flow projections prepared by the Department of Finance show that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2003-04 RANs when due.


BOND RATING


     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds. As noted above, in July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB." In December 2003, the State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baal" by Moody's.

     As noted above, in May 2004, Moody's upgraded the State's general obligation bond rating to "A3" with a positive outlook. Following the outcome of the election for Propositions 57 and 58 at the March 2, 2004 statewide primary, Standard & Poor's put its general obligation bond rating of the State on credit watch with positive implications. Fitch's rating of the State's general obligation bonds remains on ratings watch -- negative.

     There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

     OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS -- There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     STATE ASSISTANCE -- Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.


     In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). The State's trial court system will receive approximately $1.8 billion and $1.7 billion in state resources in 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.


     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97, and is facing a new health care funding crisis in 2002-03. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years. See "Recent Financial Results -- Continuing Budget Shortfall" and "-- Fiscal Year 2003-04 Budget."

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

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     ASSESSMENT BONDS -- California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     CALIFORNIA LONG TERM LEASE OBLIGATIONS -- Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998, which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

     The following represents special considerations regarding investment in New Jersey State-Specific Obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

     NEW JERSEY ECONOMIC INFORMATION AND TRENDS -- New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.


     During 2003, New Jersey's economy continued to recover from the prior recessionary period. Despite the general economic sluggishness, New Jersey outperformed the nation in job restoration during the economic recovery with a steady, but modest growth in its payroll employment. The state unemployment rate fell to 4.0% in May 2004, and remains well below the 5.6% rate for the nation. The preliminary growth rate for New Jersey's personal income of 5.1% for the first quarter of 2004 improved over the revised growth rate of 4.4% for the fourth quarter of 2003. Economic forecasts as of June 2004 project slight moderation in personal income growth over the remaining quarters of 2004. Low inflation (around 2.0%) continues to benefit New Jersey's consumers and businesses.

     New Jersey's economy and the nation's economy are both expected to have momentum heading into 2005. New Jersey's economy is expected to follow the national trend in 2005. The State and the nation may experience further near-term slow growth and the expected recovery may stall into late 2003 if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2005 and beyond are favorable.


NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM -- CURRENT OPERATING EXPENSES


     THE GENERAL FUND -- New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2001 was $388.7 million, for fiscal year 2002 was 292.3 million and for fiscal year 2003 was $373.0 million. For fiscal year 2004 and 2005, the balance in the undesignated General Fund is estimated to be $534.0 and $109.6 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

     TAX AND REVENUE ANTICIPATION NOTES -- In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. It is anticipated that New Jersey will continue this program for fiscal year 2005. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.


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NEW JERSEY CAPITAL PROJECT FINANCINGS


     GENERAL OBLIGATION BONDS -- New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2004 was $3,236,099,741. The appropriation for the debt service obligation on outstanding projected indebtedness is $441.5 million for fiscal year 2005.

     PAY-AS-YOU-GO -- In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2005, the amount appropriated for this purpose is $1,120.5 million.


OTHER LONG TERM DEBT OBLIGATIONS OF NEW JERSEY


     BONDS GUARANTEED BY NEW JERSEY -- The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $20,050,000 were outstanding as of June 30, 2004. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.


     "MORAL OBLIGATION" BONDS -- The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.

     NEW JERSEY HOUSING AND MORTGAGE FINANCE AGENCY -- Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.


     SOUTH JERSEY PORT CORPORATION -- New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 2000 through 2004, New Jersey has made appropriations totaling $20,371,846.00 which covered deficiencies in revenues of the SJPC for debt service.


     NEW JERSEY HIGHER EDUCATION STUDENT ASSISTANCE AUTHORITY -- The New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.


     There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2004, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $1,167,907,668, and fiscal year 2004 debt service subject to "moral obligation" is $53,999,749.


     OBLIGATIONS SUPPORTED BY NEW JERSEY REVENUE SUBJECT TO ANNUAL APPROPRIATION -- New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey's obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below ("swap agreements") entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer's related obligation, the issuer must pay such deficiency. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.


     NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY -- The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the Community Mental Health Loan Program, pursuant to which revenue bonds are issued on behalf of non-profit community mental health service providers and debt service is paid by New Jersey pursuant to Agreements between the New Jersey Department of Human Services and the service providers;
(v) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (vi) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Moter Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vii) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA); (viii) the NJEDA is authorized to issue bonds to fund business employment incentive grants that the NJEDA is contractually obligated to pay annually pursuant to the Business Employment Incentive Program Act; (ix) the Motor Vehicle Surcharges Securitization Act authorized the issuance of bonds, the proceeds of which will be held by the NJEDA and deposited into the General Fund or the Motor Vehicle Surcharges Fund at the request of the New Jersey Treasurer; (x) pursuant to the Cigarette Tax Securitization Act, the NJEDA may issue bonds secured by $0.0325 per cigarette of the cigarette tax (debt service will be paid pursuant to a contract between the NJEDA and the New Jersey Treasurer), with the proceeds to be deposited into the General Fund or the Cigarette Tax Securitization Fund; and
(xi) the Municipal Rehabilitation and Economic Recovery Act authorized bonds issued for the purpose of providing loans and grants to sustain economic activity in qualified municipalities.

     SWAP AGREEMENTS -- The NJEDA has entered into a number of swap agreements with certain bond issuers. In connection with the $375,000,000 State Pension Variable Rate Refunding Bonds, Series 2003, the NJEDA has entered into swap agreements for the purpose of converting the NJEDA's variable rate exposure to a fixed rate. The outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. In connection with School Facilities Construction Bonds, the NJEDA has entered into six separate tranches of swap agreements in an aggregate notional amount of $3 billion. These forward-starting swap agreements effectively hedge against rising interest rates a portion of the NJEDA's future borrowings expense associated with bonds anticipated to be issued under the Educational Facilities Construction and Financing Act, enacted July 18, 2000, P.L. 2000, c.72. In 2004, the NJEDA entered into three additional swap agreements in the aggregate notional amount of $750 million for the same purpose. The NJEDA also entered in swap agreements in the aggregate notional amount of $214,795,000 to hedge against rising interest rates for a portion of the NJEDA's future borrowing expense associated with bonds anticipated to be issued under the Business Employment Incentive Program in Fiscal Years 2005, 2006, and 2007.


     NEW JERSEY EDUCATIONAL FACILITIES AUTHORITY -- The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory,

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

communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

     NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY -- In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

     NEW JERSEY BUILDING AUTHORITY -- The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

     NEW JERSEY SPORTS AND EXPOSITION AUTHORITY -- Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

     GARDEN STATE PRESERVATION TRUST -- In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

     NEW JERSEY CERTIFICATES OF PARTICIPATION -- Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

     NEW JERSEY SUPPORTED SCHOOL AND COUNTY COLLEGE BONDS-- Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

     CONDUIT INDEBTEDNESS OF NEW JERSEY AUTHORITIES AND INSTRUMENTALITIES -- Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority;
(ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

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

COUNTIES AND MUNICIPALITIES

     REGULATION OF COUNTY AND MUNICIPAL FINANCE -- New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.

     The Local Budget Law (N.J.S.A. 40A:4-1 ET SEQ.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

     The Local Government Cap Law (N.J.S.A. 40A:4-45.1 ET SEQ.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds;
(iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

     REGULATION OF THE ISSUANCE OF BONDS BY COUNTIES AND MUNICIPALITIES -- New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 ET SEQ.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

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SCHOOL DISTRICTS

     REGULATION OF SCHOOL DISTRICT FINANCE -- All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 ET SEQ. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.

     New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.

     REGULATION OF THE ISSUANCE OF BONDS BY SCHOOL DISTRICTS -- School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 ET SEQ. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Counties and Municipalities -- Regulation of the Issuance of Bonds by Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

     School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

     If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

     In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

     SCHOOL DISTRICT LEASE PURCHASE FINANCINGS -- School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

     NEW JERSEY SCHOOL BOND RESERVE ACT -- The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 ET SEQ.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

LOCAL FINANCING AUTHORITIES

     REGULATION OF LOCAL FINANCING AUTHORITIES -- The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 ET SEQ.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

     Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

     REGULATION OF THE ISSUANCE OF BONDS BY LOCAL FINANCING AUTHORITIES -- Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

     POLLUTION CONTROL BONDS -- In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in ATLANTIC COAST DEMOLITION & RECYCLING, INC. V. BOARD OF CHOSEN FREEHOLDERS OF ATLANTIC COUNTY, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the

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

absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.


     QUALIFIED BONDS -- In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2004, the aggregate amount of school district and municipal qualified bonds outstanding is $251,901,700 and $1,104,790,953, respectively.

LITIGATION OF THE STATE OF NEW JERSEY


     GENERAL -- At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 ET SEQ.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

     New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.


     An independent study estimated an aggregate potential exposure of $88,860,618 for tort and medical malpractice claims pending as of December 31, 2003. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.


     Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

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SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     New York State (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


     The September 11th terrorist attack had a more devastating impact on the New York economy than on the economy of any other state, and New York City is still recovering from the severity of the blow. However, there is ample evidence that the State economy has fully emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. The State economy has added approximately 70,000 private sector jobs since July of last year. Total State employment is projected to rise 0.8 percent in 2004, following a decline of 0.7 percent in 2003. Wage income is projected to rise 4.9 percent in 2004, following growth of only 1.4 percent in 2003. Employment, wage, and total personal income growth projected for 2004 are much closer to historical averages for New York and reflect the belief that the State economy is solidly on an expansionary path. The unemployment rate for 2003 was 6.3 percent but is projected to fall to 6.0 percent for 2004.

     In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and a new round of global instability appear to be having a more negative impact on equity markets than on the economy as a whole. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2005. In contrast, a stronger national economy than expected could result in a stronger equity market growth and, in turn, greater demand for financial market services, fueling even stronger income growth in that sector than expected.

     During the final quarter of 2003-04, the State announced that it had reached tentative collective bargaining agreements with several of the State's employee unions. On April 27, 2004, the State's largest union, the Civil Service Employee Association ("CSEA"), ratified the first of these agreements. The State's Division of the Budget ("DOB") projects that, if all of the State's employee unions approved comparable agreements, it would result in General Fund cuts of roughly $350 million in 2004-05 growing to $1.4 billion by the end of the contract period in 2006-07. The current Financial Plan has no dedicated reserves for the costs of new labor agreements, but additional 2004-05 revenues of between $250 million and $500 million above Executive Budget projections identified in the consensus revenue agreement reached by the Legislature and the Governor in March 2004 could help to cover these costs.

     In LOCAL GOVERNMENT ASSISTANCE CORPORATION, ET AL. V. SALES TAX ASSET RECEIVABLE CORPORATION AND THE CITY OF NEW YORK (Supreme Court, Albany County), the petitions challenge, INTER ALIA, the constitutionality of Public Authorities Law Section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (The MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitions have appealed from the decision and order of the Appellate Division, Third Department. By decision and order dated August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, INTER ALIA, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

     By memorandum and order entered March 4, 2004, the Appellate Division, Third Department, held that, to the extent that Public Authorities Law Section 3240 exempted payments made pursuant to Public Authorities Law 3238-a from the necessity of annual legislative appropriations, it violated the provisions of
Article VII, Section 11 of the New York State Constitution. The Appellate Division then severed the offending portion of Section 3240 and upheld the constitutionally of the remainder of the MAC Refinancing Act. Both parties have appealed from the March 4, 2004 memorandum and order to the Court of Appeals.


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GAAP-BASIS FINANCIAL PLAN


     DOB prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles ("GAAP"). The GAAP results for 2003-04 and the projections for 2004-05 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, "Basic Financial Statements -- Management's Discussion and Analysis (MD&A) -- for State and Local Governments" ("GASB 34"). Changes mandated by GASB 34 have significantly changed the presentation of GAAP-basis financial results for the State from that of previous fiscal years.

     Based on the new GASB 34 presentation, the General Fund is anticipated to end the 2004-05 fiscal year with an operating deficit of $691 million on a GAAP basis which is primarily attributable to the use of 2003-04 cash reserves in 2004-2005. As a result, the General Fund accumulated deficit is projected at $2.68 billion by the end of the 2004-05 fiscal year.


GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS


     The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

FISCAL YEAR 2003-04 -- GAAP-BASIS RESULTS

     The State Comptroller released the State's general purpose financial statements for fiscal year 2003-04 prepared on a GAAP basis on July 28, 2004. The financial statements for fiscal year 2003-04 are the second financial statements of the State that reflect the implementation of GASB 34.

     NET ASSETS -- The State reported net assets of $41.2 billion, which reflects the State's investment in its capital assets. The $41.2 billion was comprised of $60.5 billion in capital assets reported net of related debt, $43 billion in restricted net assets offset by an unrestricted net assets deficit of $23.6 billion. Net assets reported for governmental activities decreased by $3.3 billion from a year ago, decreasing from $42.4 billion to $39.1 billion.

     The net assets of the State's governmental activities decreased by 8.5% during the year ($39.1 billion compared to $42.4 billion in the prior year). Unrestricted net assets -- the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements -- was a deficit of $24.0 billion at March 31, 2004.

     The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included local aid payments for school education aid, which were financed on a long-term basis by the Local Government Assistance Corporation ($4.6 billion), local highway and bridge projects ($2.7 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($6.5 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

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     Net assets for the State's business-type activities decreased by 16.5%,
$2.5 billion in 2003 compared to $2.1 billion in 2004. The decrease in net assets for business-type activities was caused primarily by unemployment benefit payments exceeding employer contributions and other revenues for the Unemployment Insurance Fund ($287 million). As of June 30, 2003, $8.0 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

     The State's total expenses for governmental activities of $94.6 billion exceeded its total revenues of $92.5 billion by $2.1 billion. The principal causes of the reported operating deficit were lower than anticipated personal income tax receipts due to a decline in economic activity from both the national recession and corporate scandals, as well as the business disruption that resulted from the attack on the World Trade Center. The analysis below separately considers the operations of the governmental and business-type activities.

     GOVERNMENTAL ACTIVITIES -- The cost of all governmental activities this year was $94.6 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $48 billion including education aid transfers of $1.9 billion because some of the cost was paid for by grants and contributions of $35.5 billion and by those who directly benefited from the programs of $7.0 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $44.6 billion in 2004. The State paid for the remaining "public benefit" portion of governmental activities with $43.7 billion in taxes and $4.3 billion in other revenues including investment earnings.

     BUSINESS-TYPE ACTIVITIES -- The cost of all business-type activities this year was $15.6 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $797 million because some activity costs were paid by those directly benefiting from the programs ($8.4 billion), grants and contributions ($5.6 billion) and other miscellaneous revenue ($342 million).

     STATE FUNDS -- The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $6.2 billion. Included in this year's total change in fund balance is an operating surplus of $3.0 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including the sale of tobacco bonds which provided resources of $4.2 billion, an increase of $1.3 billion in personal income tax revenue, a $1.0 billion increase in consumption and use tax revenue, a $645 million increase in Federal grants and a $504 million increase in miscellaneous revenues, offset by a $206 million decline in business and other taxes. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth and increased spending by business. The increase in General Fund revenues was offset by a $2.5 billion increase in expenditures. Local assistance expenditures increased by $2.2 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased $300 million due primarily to increased employer pension costs.

     The State ended the 2003-04 fiscal year with a General Fund deficit of $281 million. The reduction of the deficit primarily reflects the restoration of reserves as a result of the improving state economy and the sale of tobacco bonds from which the General Fund received a $4.2 billion benefit.

     CAPITAL ASSETS -- As of 2004, the State has $82.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $920 million over last year.

     The State owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,466 lane miles of highway and 7,798 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.1 billion in 2004.

     The State's fiscal year 2005 capital budget calls for it to spend another $6.7 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $207 million in general obligation bond proceeds, $3.5 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $1.1 billion in funds on hand or received during the year.

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     DEBT ADMINISTRATION -- The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing at March 31, 2004 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities -- thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio -- which includes debt reported in both governmental and business-type activities combined -- to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2004, the State had $1.9 billion in State-supported variable rate bonds outstanding of which $5.5 billion are convertible to fixed or variable rates and subject to Swap agreements resulting in effective fixed rates, subject to certain risks. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode at a new fixed rate to be established at a future mandatory tender dates, or convert to a variable rate. At March 31, 2004, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 4.7% of the State-supported bonded debt portfolio. Total Swap agreements of $5.5 billion equaled 13.5% of the total portfolio of bonded State-supported debt.

     At March 31, 2004, the State had $46.9 billion in bonds, notes, and other financing agreements outstanding compared with $39.3 billion last year, an increase of $7.6 billion. During fiscal year 2003-04, the State issued $15.4 billion in bonds, of which $6.7 billion were for refunding and $8.7 billion were for new borrowing.

2004-2005 FINANCIAL PLAN

     The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in Enacted Budget Financial Plan. DOB issued the third quarterly update to the Financial Plan (the "Third Quarterly Update") on January 26, 2004.

     RECEIPTS -- The Third Quarterly Update projects total General Fund receipts and transfers from other funds to total $41.8 billion, a decrease of $424 million (1.0 percent) from 2003-2004. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal revenue sharing grants, which were received in 2003-04, but will not recur in 2004. This loss is offset, in part, by increased receipts from both the PIT and Sales Tax, as a result of temporary increases adopted as part of the 2003-04 Enacted Budget.

     Personal income tax receipts are projected to increase by $3.38 billion from 2003-04. This is due to economic improvement, enactment of a temporary tax increase, and a higher contribution from the Refund Reserve account.

     User taxes and fees for 2004-05 were initially projected by the Enacted Budget Financial Plan to total $11.82 billion, an increase of $1.01 billion from reported 2003-04 collections.

     The Enacted Budget Financial Plan projected receipts from business taxes for 2004-05 to total $3.74 billion, an increase of $344 million from 2003-04 collections.

     Other tax receipts were projected by the Enacted Budget Financial Plan to total $762 million, or $22 million below last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari-mutuel taxes. This estimate also reflects an anticipated leveling off of market equity values in the second half of 2004-05.

     Miscellaneous receipts are expected to reach $16.52 billion, a decrease of $3.10 billion from 2003-04. The annual decrease in receipts is due largely to the tobacco securitization proceeds described above.

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     Transfers from other funds are expected to total $8.39 billion, or $610 million more than total receipts from this category during 2003-04.

     The Third Quarterly Update projects all State Funds receipts to total $63.14 billion in 2004-05.

     Receipts on an All Funds basis, which is the broadest measure of State budgetary activity, are expected to reach $99.5 billion, an increase of $463 million from 2003-04. The small net increase is due to the one-time nature of tobacco securitization and federal revenue sharing received in 2003-04 offset by expected improvements in economic conditions that will increase tax receipts significantly, and by revenue actions taken with the 2003-04 budget.

     DISBURSEMENTS -- General Fund disbursements are expected to total $41.89 billion for 2004-05, a decrease of $175 million (0.4 percent) from 2003-04. The change in General Fund disbursements reflects higher spending in grants to local governments, state operations, GSCs and Debt Services, partially offset by lower spending in Capital Projects and transfers to other Funds.


     Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.


     Local assistance spending is projected to be $28.46 billion in 2004-05, a decrease of $856 million (2.9 percent) from 2003-04. Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion, as described earlier. Reforms are proposed to continue to provide planned fiscal relief to New York City while eliminating legal concerns associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC, and reduce total taxpayer costs (financed by both State and City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to New York City to help them finance this refunding by directing certain State sales tax receipts previously received by the State to New York City. In addition, the recommendations would generate recurring savings to New York City of another $80 million through a variety of proposals.

     General Fund spending for school aid on a State fiscal year basis is projected at $14.6 billion, an increase of 147 million over 2003-04.


     Spending for all other local assistance programs is expected to total $7.18 billion in 2003-04, a net increase of $366 million (5.4 percent) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including the annual decrease in the funding for the Yonkers settlement agreement described above.


     State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.25 billion, an increase of $196 million (2.8 percent) from 2003-04. The projected $196 million annual increase in state operations costs include higher spending of $130 million for an extra institutional payroll occurring in 2004-05. Spending for the legislature and judiciary is projected to remain unchanged.

     Transfers to other funds are expected to total $2.53 billion, or $90 million higher from 2003-04.


     In addition to the revisions effecting the welfare assistance and Medicaid disbursement projections described above, the First Quarterly Update projects a $371 million reduction in General Fund spending in the current fiscal year due to federal aid related to the Jobs and Growth Tax Relief Reconciliation Act of 2003, which provides a temporary, 15-month increase in the Federal Medical Assistance Participation rate valued at approximately $950 million. In addition to the current year reduction, this action is expected to produce an indirect financial benefit of almost $580 million across the two outyears of the Financial Plan.

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     RESERVES/GENERAL FUND CLOSING BALANCE -- The State projects a closing balance of $815 million at the close of 2003-04 and will remain unchanged through 2004-05. The closing fund balance is comprised of $794 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund), and $21 million in the Contingency Reserve Fund set aside for litigation.


AUTHORITIES AND LOCALITIES


     METROPOLITAN TRANSPORTATION AUTHORITY (MTA) -- On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004-2007 (the 2004-2007 Financial Plan). The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-07 Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board.

     On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to the prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million. In March 2003, actions challenging the fare and toll increases were filed in Supreme Court and the judges ordered the reinstatement of the prior fares and tolls. The orders were stayed pending a consolidated appeal. On July 15, 2003, the Appellate Division, First Department, in a unanimous decision, reversed the trial courts and dismissed the petitions. The time for petitioners to seek leave to appeal to the New York State Court of Appeals has not yet expired. Neither the MTA nor the State can predict the outcome of these actions or their effects on the fare or toll increases or the financial condition of MTA and its affiliates and subsidiaries.


     On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

     NEW YORK CITY -- As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

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     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center. The City has relied on the Transitional Finance Authority ("TFA") (created in
1997) and TSASC, Inc. (a local development corporation created in 1999 to issue debt backed by tobacco settlement revenues) to finance its capital program.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

     For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

     The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-2003 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-2003 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

     Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

     The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-2004. The gap-closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-2003 and $2.1 billion in fiscal year 2003-2004. The June 2003 Financial Plan also assumes retroactive and ongoing payments from the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-2004 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of the Municipal Assistance Corporation (for a description of certain developments relating to the Municipal Assistance Corporation refinancing, see "Special Considerations" above).


     Consistent with the DOB projections since last year's Enacted Budget, the 2003-04 Budget is soundly budgeted while the baseline budget gap for 2004-05 is projected at $5.1 billion and the outyear gaps at roughly $7 billion to $8 billion. The Executive Budget recommendations will close the entire 2004-05 gap, and significantly reduce the outyear gaps.

     The 2004-05 Executive Budget projects that a strengthening economic recovery will produce a return to above-average rates of growth in tax revenues. The Financial Plan reflects overall tax receipt growth of 7.8 percent.

     This Budget takes the first step in a multi year effort to fund SBE costs by reserving all proceeds from video lottery terminals (VLTs) and providing additional General Fund support of $100 million to New York City for this purpose. VLT proceeds from facilities now being developed and new ones proposed with the Executive Budget are projected at $325 million in the 2004-05 school year growing to $2 billion annually over the next five years.

     The 2004-05 Executive Budget is expected to have a positive $1.4 billion impact on local governments, and furthers the process of lowering local property tax burden over a multi year period.

LITIGATION


     New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances. In the CAYUGA INDIAN NATION OF NEW YORK case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is precursor to filing a proceeding in the United States Court of Claims.


                             INVESTMENT LIMITATIONS


     FUNDAMENTAL LIMITATIONS -- The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.


     Each fund will not:

     (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.

     The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries, and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

     (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

     (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

     With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto
Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

     California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policies of New York Municipal Money Fund relating to investments in New York municipal securities, New Jersey Municipal Money Fund relating to investments in New Jersey municipal securities, and Tax-Free Fund relating to investments the income from which is exempt from federal income tax may not be changed without approval of the appropriate fund's shareholders.

     NON-FUNDAMENTAL LIMITATIONS -- The following investment restrictions are not fundamental and may be changed by each board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     Each fund will not:

     (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

     (5) invest more than 10% of its net assets in illiquid securities.

     U.S. Government Portfolio's investment policy of investing at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements, may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

           ORGANIZATION OF THE FUNDS; DIRECTORS/TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation") were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 90 billion shares of common stock, par value $0.001 per share (60 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. UBS Managed Municipal Trust and UBS Municipal Money Market Series (each a "Trust") were formed on November 21, 1986 and September 14, 1990, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Managed Municipal Trust has two operating series (California Municipal Money Fund and New York Municipal Money Fund) and Municipal Money Market Series has one (New Jersey Municipal Money Fund). Each Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.


     Each Corporation or Trust is governed by a board of directors or trustees (sometimes referred to as "board members"), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series of a Corporation or Trust. Each board member serves an indefinite term of office. Each board member who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each director or trustee and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a board member or officer of the fund, the board member's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

INTERESTED DIRECTOR/TRUSTEE



                                                        TERM OF
                                                      OFFICE+ AND
                                 POSITION(s)           LENGTH OF
        NAME, ADDRESS,            HELD WITH              TIME
           AND AGE                  FUND                SERVED
        --------------           -----------          -----------
Margo N. Alexander++; 57         Director/     Since 1995 (Municipal
c/o UBS Global Asset             Trustee       Money Market Series);
Management                                     Since 1996 (Managed
51 West 52nd Street                            Municipal Trust, RMA
New York, NY 10019                             Tax-Free Fund)

                                                                                    NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,                   PRINCIPAL OCCUPATION(s)                     FUND COMPLEX OVERSEEN
           AND AGE                         DURING PAST 5 YEARS                        BY DIRECTOR/TRUSTEE
        --------------                   -----------------------                    -----------------------
Margo N. Alexander++; 57         Mrs. Alexander is retired. She was an      Mrs. Alexander is a director or trustee
c/o UBS Global Asset             executive vice president of UBS            of 16 investment companies (consisting
Management                       Financial Services Inc. (from March 1984   of 34 portfolios) for which UBS Global
51 West 52nd Street              to December 2002). She was chief           AM or one of its affiliates serves as
New York, NY 10019               executive officer (from January 1995 to    investment advisor, sub-advisor or
                                 October 2000), a director (from January    manager.
                                 1995 to September 2001) and chairman
                                 (from March 1999 to September 2001) of
                                 UBS Global AM (formerly known as
                                 Mitchell Hutchins Asset Management Inc.)

                                    OTHER DIRECTORSHIPS
        NAME, ADDRESS,                    HELD BY
           AND AGE                   DIRECTOR/TRUSTEE
        --------------              -------------------
Margo N. Alexander++; 57         None
c/o UBS Global Asset
Management
51 West 52nd Street
New York, NY 10019

                                                        TERM OF
                                                      OFFICE+ AND
                                 POSITION(s)           LENGTH OF
        NAME, ADDRESS,            HELD WITH              TIME
           AND AGE                  FUND                SERVED
        --------------           -----------          -----------
Richard Q. Armstrong; 69         Director/     Since 1996
c/o Willkie Farr &               Trustee and
Gallagher LLP                    Interim
787 Seventh Avenue               Chairman
New York, NY 10019-6099          of the
                                 Board of
                                 Directors/
                                 Trustees

David J. Beaubien; 69            Director/     Since 2001
84 Doane Road                    Trustee
Ware, MA 01082

Richard R. Burt; 57              Director/     Since 1996
1275 Pennsylvania Ave., N.W.     Trustee
Washington, D.C. 20004

Meyer Feldberg; 62               Director/     Since 1991 (Managed
Columbia Business School         Trustee       Municipal Trust); Since
33 West 60th Street                            1992 (RMA Money Fund, RMA
7th Floor                                      Tax- Free Fund); Since
New York, NY 10023-7905                        1996 (Municipal Money
                                               Market Series)

                                                                                    NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,                   PRINCIPAL OCCUPATION(s)                     FUND COMPLEX OVERSEEN
           AND AGE                         DURING PAST 5 YEARS                        BY DIRECTOR/TRUSTEE
        --------------                   -----------------------                    -----------------------
Richard Q. Armstrong; 69         Mr. Armstrong is chairman and principal    Mr. Armstrong is a director or trustee
c/o Willkie Farr &               of R.Q.A. Enterprises (management          of 16 investment companies (consisting
Gallagher LLP                    consulting firm) (since April 1991 and     of 34 portfolios) for which UBS Global
787 Seventh Avenue               principal occupation since March 1995).    AM or one of its affiliates serves as
New York, NY 10019-6099                                                     investment advisor, sub- advisor or
                                                                            manager.

David J. Beaubien; 69            Mr. Beaubien is retired (since 2003.) He   Mr. Beaubien is a director or trustee of
84 Doane Road                    was chairman of Yankee Environmental       16 investment companies (consisting of
Ware, MA 01082                   Systems, Inc., a manufacturer of           34 portfolios) for which UBS Global AM
                                 meteorological measuring systems (since    or one of its affiliates serves as
                                 1991).                                     investment advisor, sub- advisor or
                                                                            manager.

Richard R. Burt; 57              Mr. Burt is chairman of Diligence LLC      Mr. Burt is a director or trustee of 16
1275 Pennsylvania Ave., N.W.     (international information and security    investment companies (consisting of 34
Washington, D.C. 20004           firm) and IEP Advisors (international      portfolios) for which UBS Global AM or
                                 investments and consulting firm).          one of its affiliates serves as
                                                                            investment advisor, sub- advisor or
                                                                            manager.

Meyer Feldberg; 62               Professor Feldberg is Dean Emeritus and    Professor Feldberg is a director or
Columbia Business School         Sanford Bernstein Professor of             trustee of 30 investment companies
33 West 60th Street              Leadership and Ethics at Columbia          (consisting of 48 portfolios) for which
7th Floor                        Business School. Prior to July 2004, he    UBS Global AM or one of its affiliates
New York, NY 10023-7905          was Dean and Professor of Management of    serves as investment advisor,
                                 the Graduate School of Business at         sub-advisor or manager.
                                 Columbia University (since 1989).

                                    OTHER DIRECTORSHIPS
        NAME, ADDRESS,                    HELD BY
           AND AGE                   DIRECTOR/TRUSTEE
        --------------              -------------------
Richard Q. Armstrong; 69         None
c/o Willkie Farr &
Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

David J. Beaubien; 69            Mr. Beaubien is also a
84 Doane Road                    director of IEC
Ware, MA 01082                   Electronics, Inc., a
                                 manufacturer of
                                 electronic assemblies.

Richard R. Burt; 57              Mr. Burt is also a
1275 Pennsylvania Ave., N.W.     director of Hollinger
Washington, D.C. 20004           International Inc.
                                 (publishing), HCL
                                 Technologies, Ltd.
                                 (software and information
                                 technologies), The
                                 Central European Fund,
                                 Inc., The Germany Fund,
                                 Inc., IGT, Inc. (provides
                                 technology to gaming and
                                 wagering industry) and
                                 chairman of Weirton Steel
                                 Corp. (makes and finishes
                                 steel products). He is
                                 also a director or
                                 trustee of funds in the
                                 Scudder Mutual Funds
                                 Family (consisting of 47
                                 portfolios).

Meyer Feldberg; 62               Professor Feldberg is
Columbia Business School         also a director of
33 West 60th Street              Primedia Inc.
7th Floor                        (publishing), Federated
New York, NY 10023-7905          Department Stores, Inc.
                                 (operator of department
                                 stores), Revlon, Inc.
                                 (cosmetics), Select
                                 Medical Inc. (healthcare
                                 services) and SAPPI, Ltd.
                                 (producer of paper).

                                                        TERM OF
                                                      OFFICE+ AND
                                 POSITION(s)           LENGTH OF
        NAME, ADDRESS,            HELD WITH              TIME
           AND AGE                  FUND                SERVED
        --------------           -----------          -----------
Carl W. Schafer; 68              Director/     Since 1996 (Managed
66 Witherspoon Street            Trustee       Municipal Trust, RMA
#1100                                          Money Fund, RMA Tax- Free
Princeton, NJ 08542                            Fund); Since 1990
                                               (Municipal Money Market
                                               Series)

William D. White; 70             Director/     Since 2001
P.O. Box 199                     Trustee
Upper Black Eddy,
PA 18972

                                                                                    NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS,                   PRINCIPAL OCCUPATION(s)                     FUND COMPLEX OVERSEEN
           AND AGE                         DURING PAST 5 YEARS                        BY DIRECTOR/TRUSTEE
        --------------                   -----------------------                    -----------------------
Carl W. Schafer; 68              Mr. Schafer is president of the Atlantic   Mr. Schafer is a director or trustee of
66 Witherspoon Street            Foundation (charitable foundation)         16 investment companies (consisting of
#1100                            (since 1990).                              34 portfolios) for which UBS Global AM
Princeton, NJ 08542                                                         or one of its affiliates serves as
                                                                            investment advisor, sub- advisor or
                                                                            manager.

William D. White; 70             Mr. White is retired (since 1994.)         Mr. White is a director or trustee of 16
P.O. Box 199                                                                investment companies (consisting of 34
Upper Black Eddy,                                                           portfolios) for which UBS Global AM or
PA 18972                                                                    one of its affiliates serves as investment
                                                                            advisor, subadvisor or manager.

                                    OTHER DIRECTORSHIPS
        NAME, ADDRESS,                    HELD BY
           AND AGE                   DIRECTOR/TRUSTEE
        --------------              -------------------
Carl W. Schafer; 68              Mr. Schafer is also a
66 Witherspoon Street            director of Labor Ready,
#1100                            Inc. (temporary
Princeton, NJ 08542              employment), Guardian
                                 Life Insurance Company
                                 Mutual Funds (consisting
                                 of 25 portfolios), the
                                 Harding, Loevner Funds
                                 (consisting of three
                                 portfolios), E.I.I.
                                 Realty Securities Trust
                                 (investment company) and
                                 Frontier Oil Corporation.

William D. White; 70             None
P.O. Box 199
Upper Black Eddy,
PA 18972


----------

+    Each director/trustee holds office for an indefinite term.
++ Mrs. Alexander is an "interested person" of the fund as defined in the Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

OFFICERS



                                                    TERM OF OFFICE
     NAME, ADDRESS,         POSITION(S) HELD         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AND AGE               WITH FUND             TIME SERVED+                    DURING PAST 5 YEARS
     --------------         ----------------        --------------                 -----------------------
Debbie Baggett*; 45         Vice President     Since 1990 (Managed         Ms. Baggett is a director and portfolio
                                               Municipal Trust); Since     manager of UBS Global AM. Ms. Baggett is
                                               1995 (RMA Tax- Free         a vice president of four investment
                                               Fund); Since 1996           companies (consisting of nine
                                               (Municipal Money Market     portfolios) for which UBS Global AM or
                                               Series)                     one of its affiliates serves as
                                                                           investment advisor, sub-advisor or
                                                                           manager.

W. Douglas Beck*; 37        Vice President     Since 2003                  Mr. Beck is an executive director and
                                                                           head of mutual fund product management
                                                                           of UBS Global AM (since 2002). From
                                                                           March 1998 to November 2002, he held
                                                                           various positions at Merrill Lynch, the
                                                                           most recent being first vice president
                                                                           and co-manager of the managed solutions
                                                                           group. Mr. Beck is vice president of 19
                                                                           investment companies (consisting of 75
                                                                           portfolios) for which UBS Global AM or
                                                                           one of its affiliates serves as
                                                                           investment advisor, sub-advisor or
                                                                           manager.

Thomas Disbrow*; 38         Vice President     Since 2000 (Vice            Mr. Disbrow is a director and co-head of
                            and Treasurer      President); since 2004      the mutual fund finance department of
                                               (Treasurer)                 UBS Global AM. Prior to November 1999,
                                                                           he was a vice president of Zweig/Glaser
                                                                           Advisers. Mr. Disbrow is a vice
                                                                           president and treasurer of 16 investment
                                                                           companies (consisting of 34 portfolios)
                                                                           and assistant treasurer of four
                                                                           investment companies (consisting of 42
                                                                           portfolios) for which UBS Global AM or
                                                                           one of its affiliates serves as
                                                                           investment advisor, sub-advisor or
                                                                           manager.

Elbridge T. Gerry III*;     Vice President     Since 1996 (Managed         Mr. Gerry is a managing director--
  47                                           Municipal Trust); Since     municipal fixed income of UBS Global AM.
                                               2000 (Municipal Money       Mr. Gerry is a vice president of six
                                               Market Series and RMA       investment companies (consisting of 11
                                               Tax- Free Fund)             portfolios) for which UBS Global AM or
                                                                           one of its affiliates serves as
                                                                           investment advisor, sub-advisor or
                                                                           manager.

                                                    TERM OF OFFICE
     NAME, ADDRESS,         POSITION(S) HELD         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AND AGE               WITH FUND             TIME SERVED+                    DURING PAST 5 YEARS
     --------------         ----------------        --------------                 -----------------------
Mark F. Kemper**, 46        Vice President     Since 2004                  Mr. Kemper is general counsel of UBS
                            and Secretary                                  Global Asset Management-- Americas
                                                                           region (since July 2004). Mr. Kemper
                                                                           also is an executive director of UBS
                                                                           Global Asset Management (Americas) Inc.
                                                                           ("UBS Global AM (Americas")) and was its
                                                                           deputy general counsel from July 2001 to
                                                                           July 2004. He has been secretary of UBS
                                                                           Global AM (Americas) since 1999 and
                                                                           assistant secretary of UBS Global Asset
                                                                           Management Trust Company since 1993. Mr.
                                                                           Kemper is secretary of UBS Global AM
                                                                           (since 2004) Mr. Kemper is vice
                                                                           president and secretary of 16 investment
                                                                           companies (consisting of 34 portfolios)
                                                                           and assistant secretary of four
                                                                           investment companies (consisting of 42
                                                                           portfolios) for which UBS Global AM
                                                                           (Americas) or one of its affiliates
                                                                           serves as investment advisor,
                                                                           sub-advisor or manager.

Joanne M. Kilkeary*; 36     Vice President     Since 2004                  Ms. Kilkeary is an associate director
                            and Assistant                                  and a senior manager of the mutual fund
                            Treasurer                                      finance department of UBS Global AM.
                                                                           Ms. Kilkeary is a vice president and
                                                                           assistant treasurer of 16 investment
                                                                           companies (consisting of 34 portfolios)
                                                                           for which UBS Global AM or one of its
                                                                           affiliates serves as investment advisor,
                                                                           sub-advisor or manager.

Todd Lebo*; 40              Vice President     Since 2004                  Mr. Lebo is a director and an associate
                            and Assistant                                  general counsel at UBS Global AM (since
                            Secretary                                      2002). Prior to joining
                                                                           UBS Global AM he was an executive
                                                                           director and associate general counsel
                                                                           at Morgan Stanley (from 1997-2002). Mr.
                                                                           Lebo is a vice president and assistant
                                                                           secretary of 16 investment companies
                                                                           (consisting of 34 portfolios) for which
                                                                           UBS Global AM or one of its affiliates
                                                                           serves as investment advisor,
                                                                           sub-advisor or manager.

                                                    TERM OF OFFICE
     NAME, ADDRESS,         POSITION(S) HELD         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AND AGE               WITH FUND             TIME SERVED+                    DURING PAST 5 YEARS
     --------------         ----------------        --------------                 -----------------------
Joseph T. Malone*; 36       Vice President     Since 2004                  Mr. Malone is a director and co-head of
                            and Assistant                                  the mutual fund finance department of
                            Treasurer                                      UBS Global AM. From August 2000 through
                                                                           June 2001, he was the controller at AEA
                                                                           Investors Inc. From March 1998 to August
                                                                           2000, Mr. Malone was a manager within
                                                                           investment management services of
                                                                           PricewaterhouseCoopers LLC. Mr. Malone
                                                                           is vice president and assistant
                                                                           treasurer of 16 investment companies
                                                                           (consisting of 34 portfolios) and
                                                                           treasurer and principal accounting
                                                                           officer of four investment companies
                                                                           (consisting of 42 portfolios) for which
                                                                           UBS Global AM or one of its affiliates
                                                                           serves as investment advisor,
                                                                           sub-advisor or manager.

Michael H. Markowitz**;     Vice President     Since 2001                  Mr. Markowitz is a managing director,
  39                                           (RMA Money Fund)            portfolio manager and head of U.S. short
                                                                           duration fixed income of UBS Global AM.
                                                                           He is also a managing director and
                                                                           portfolio manager of UBS Global Asset
                                                                           Management (Americas) Inc., an affiliate
                                                                           of UBS Global AM. Mr. Markowitz is a
                                                                           vice president of five investment
                                                                           companies (consisting of 22 portfolios)
                                                                           for which UBS Global AM or one of its
                                                                           affiliates serves as investment advisor,
                                                                           sub-advisor or manager.

Joseph A. Varnas*; 36       President          Since 2003                  Mr. Varnas is a managing director (since
                                                                           March 2003), global head of information
                                                                           technology and operations (since March
                                                                           2004) and head of product management--
                                                                           Americas (since November 2002) of UBS
                                                                           Global AM. He was head of technology of
                                                                           UBS Global AM from November 2002 to
                                                                           March 2004. From 2000 to 2001, he was
                                                                           manager of product development in
                                                                           Investment Consulting Services at UBS
                                                                           Financial Services Inc. Mr. Varnas was a
                                                                           senior analyst in the Global Securities
                                                                           Research and Economics Group at Merrill
                                                                           Lynch from 1995 to 1999. Mr. Varnas is
                                                                           president of 20 investment companies
                                                                           (consisting of 76 portfolios) for which
                                                                           UBS Global AM or one of its affiliates
                                                                           serves as investment advisor, sub-
                                                                           advisor or manager.

                                                    TERM OF OFFICE
     NAME, ADDRESS,         POSITION(S) HELD         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AND AGE               WITH FUND             TIME SERVED+                    DURING PAST 5 YEARS
     --------------         ----------------        --------------                 -----------------------
Keith A. Weller*; 43        Vice President     Since 1995 (Managed         Mr. Weller is a director and senior
                            and Assistant      Municipal Trust, RMA        associate general counsel of UBS Global
                            Secretary          Money Fund, RMA Tax-Free    AM. Mr. Weller is a vice president and
                                               Fund); Since 1996           assistant secretary of 16 investment
                                               (Municipal Money Market     companies (consisting of 34 portfolios)
                                               Series)                     for which UBS Global AM or one of its
                                                                           affiliates serves as investment advisor,
                                                                           sub-advisor or manager.


----------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606
+ Officers of the fund are appointed by the directors/trustees and serve at the pleasure of the board.

          INFORMATION ABOUT DIRECTOR/TRUSTEE OWNERSHIP OF FUNDS' SHARES



                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                         REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                          DIRECTOR/TRUSTEE FOR WHICH UBS FINANCIAL
                                                                             SERVICES INC., UBS GLOBAL AM OR AN
                                           DOLLAR RANGE OF EQUITY              AFFILIATE SERVES AS INVESTMENT
DIRECTOR/TRUSTEE                            SECURITIES IN FUNDS+              ADVISOR, SUB-ADVISOR OR MANAGER+
----------------                           ----------------------   --------------------------------------------------
INTERESTED DIRECTOR/TRUSTEE
Margo N. Alexander                    Money Market Portfolio:                           Over $100,000
                                      $10,001 - $50,000
                                      U.S. Government Portfolio:
                                      None

                                      Tax-Free Fund:
                                      None

                                      California Municipal
                                      Money Fund:
                                      None

                                      New Jersey Municipal
                                      Money Fund:
                                      None

                                      New York Municipal
                                      Money Fund:
                                      $10,001 - $50,000
INDEPENDENT DIRECTORS/TRUSTEES
Richard Q. Armstrong                  Money Market Portfolio:                           Over $100,000
                                      None

                                      U.S. Government Portfolio:
                                      None

                                      Tax-Free Fund:
                                      None

                                      California Municipal
                                      Money Fund:
                                      None

                                      New Jersey Municipal
                                      Money Fund:
                                      None

                                      New York Municipal
                                      Money Fund:
                                      None

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                         REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                          DIRECTOR/TRUSTEE FOR WHICH UBS FINANCIAL
                                                                             SERVICES INC., UBS GLOBAL AM OR AN
                                           DOLLAR RANGE OF EQUITY              AFFILIATE SERVES AS INVESTMENT
DIRECTOR/TRUSTEE                            SECURITIES IN FUNDS+              ADVISOR, SUB-ADVISOR OR MANAGER+
----------------                           ----------------------   --------------------------------------------------
David J. Beaubien                     Money Market Portfolio:                           Over $100,000
                                      None

                                      U.S. Government Portfolio:
                                      None

                                      Tax-Free Fund:
                                      None

                                      California Municipal
                                      Money Fund:
                                      None

                                      New Jersey Municipal
                                      Money Fund:
                                      None

                                      New York Municipal
                                      Money Fund:
                                      None

Richard R. Burt                       Money Market                                          None
                                      Portfolio:
                                      None

                                      U.S. Government Portfolio:
                                      None

                                      Tax-Free Fund:
                                      None

                                      California Municipal
                                      Money Fund:
                                      None

                                      New Jersey Municipal
                                      Money Fund:
                                      None

                                      New York Municipal
                                      Money Fund:
                                      None

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                         REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                          DIRECTOR/TRUSTEE FOR WHICH UBS FINANCIAL
                                                                             SERVICES INC., UBS GLOBAL AM OR AN
                                           DOLLAR RANGE OF EQUITY              AFFILIATE SERVES AS INVESTMENT
DIRECTOR/TRUSTEE                            SECURITIES IN FUNDS+              ADVISOR, SUB-ADVISOR OR MANAGER+
----------------                           ----------------------   --------------------------------------------------
Meyer Feldberg                        Money Market                                        Over $100,000
                                      Portfolio:
                                      Over $100,000

                                      U.S. Government Portfolio:
                                      None

                                      Tax-Free Fund:
                                      None

                                      California Municipal
                                      Money Fund:
                                      None

                                      New Jersey
                                      Municipal Money Fund:
                                      None

                                      New York Municipal
                                      Money Fund:
                                      None

Carl W. Schafer                       Money Market                                      $50,001 - $100,000
                                      Portfolio:
                                      None

                                      U.S. Government Portfolio:
                                      None

                                      Tax-Free Fund:
                                      $1 - $10,000

                                      California Municipal
                                      Money Fund:
                                      None

                                      New Jersey
                                      Municipal Money Fund:
                                      None

                                      New York Municipal
                                      Money Fund:
                                      None

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                         REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                          DIRECTOR/TRUSTEE FOR WHICH UBS FINANCIAL
                                                                             SERVICES INC., UBS GLOBAL AM OR AN
                                           DOLLAR RANGE OF EQUITY              AFFILIATE SERVES AS INVESTMENT
DIRECTOR/TRUSTEE                            SECURITIES IN FUNDS+              ADVISOR, SUB-ADVISOR OR MANAGER+
----------------                           ----------------------   --------------------------------------------------
William D. White                      Money Market                                            $10,001 - $50,000
                                      Portfolio:
                                      None

                                      U.S. Government Portfolio:
                                      None

                                      Tax-Free Fund:
                                      None

                                      California Municipal
                                      Money Fund:
                                      None

                                      New Jersey Municipal
                                      Money Fund:
                                      None

                                      New York Municipal
                                      Money Fund:
                                      None

----------

+    Information regarding ownership is as of December 31, 2003.


                                   COMMITTEES


     Each of the Corporations/Trusts has an Audit Committee (formerly known as the Audit and Contract Review Committee) and a Nominating Committee. The members of the Audit Committee are currently the Independent board members (as defined herein). Richard Q. Armstrong is chairperson of the Audit Committee. The following Independent board members are members of the Nominating Committee:
Meyer Feldberg (chairperson), Carl W. Schafer and William D. White.

     The Audit Committee is responsible for, among other things: (i) overseeing the scope of a fund's audit; (ii) overseeing a fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund's independent auditors, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund's independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to a fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund's audit or determining whether a fund's financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

     The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During each fund's fiscal year ended June 30, 2004, each Audit Committee held five meetings.

     Each fund's board has also established a Nominating Committee that acts pursuant to a written charter. Each Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the relevant board candidates to be nominated as additional Independent Directors/Trustees of the board. Each Nominating Committee held two meetings during the fiscal year ended June 30, 2004. Each Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors/Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Corporation/Trust at c/o UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's RESUME or CURRICULUM VITAE, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.


INFORMATION ABOUT INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY
     UBS FINANCIAL SERVICES INC., UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS FINANCIAL SERVICES INC. OR UBS
                                    GLOBAL AM


     As of December 31, 2003, the Independent board members and their immediate family members did not own any securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM.


                                  COMPENSATION


     Each Independent board member receives, in the aggregate from UBS Global AM funds, an annual retainer of $70,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson of each Audit Committee receives annually $25,000. The chairperson of each Nominating Committee receives annually $10,000.

   The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (I.E. expense divided by number of funds). No officer, director or employee of UBS Financial Services Inc., UBS Global AM or one of its affiliates currently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.


   The table below includes certain information relating to the compensation of the funds' current board members and the compensation of those board members from all funds for which UBS Financial Services Inc., UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

                               COMPENSATION TABLE+


                                                                                       TOTAL
                                            AGGREGATE COMPENSATION FROM             COMPENSATION
                                 -------------------------------------------------    FROM THE
                                                                         MUNICIPAL  CORPORATIONS/
                                                            MANAGED       MONEY        TRUSTS
                                    MONEY      TAX-FREE    MUNICIPAL      MARKET    AND THE FUND
  NAME OF PERSON, POSITION          FUND*        FUND*       TRUST*       SERIES*     COMPLEX**
  -------------------------      ----------   ----------   ----------   ----------  -------------
Richard Q. Armstrong,
  Director/Trustee               $   39,249   $    5,627   $    4,455   $    1,517   $  112,500
David J. Beaubien,
  Director/Trustee               $   34,435   $    4,915   $    3,892   $    1,326   $  100,000
Richard R. Burt,
  Director/Trustee               $   33,927   $    4,828   $    3,811   $    1,296   $  100,000
Meyer Feldberg,
  Director/Trustee               $   35,686   $    5,142   $    4,096   $    1,401   $  200,125
Carl W. Schafer,
  Director/Trustee               $   34,435   $    4,915   $    3,892   $    1,326   $  100,000
William D. White,
  Director/Trustee               $   34,435   $    4,915   $    3,892   $    1,326   $  100,000


----------
+ Only independent board members are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from these funds.

* Represents fees paid to each board member indicated for the fiscal year ended June 30, 2004.
** Represents fees paid during the calendar year ended December 31, 2003 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.


            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


     As of August 2, 2004, board members and officers owned in the aggregate less than 1% of the outstanding shares of each fund. UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of each fund's shares as of August 16, 2004. As of August 16, 2004, the following shareholder was shown in the funds' records as owning 5% or more of New Jersey Municipal Money Fund's shares:



                                                            PERCENTAGE OF SHARES
                                                            BENEFICIALLY OWNED AS
       NAME AND ADDRESS                                      OF AUGUST 16, 2004
       ----------------                                     -------------------
       UBS Financial Services Inc. FBO                           5.32%
       Valhalla Diversified LLC
       One North End Avenue
       12th Floor Suite 1229
       New York, NY 10282-1100

   INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Financial Services Inc. acts as the funds' investment advisor and administrator pursuant to separate contracts with RMA Money Fund, RMA Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ("Advisory and Administration Contracts"). Under the Advisory and Administration Contracts, each fund pays UBS Financial Services Inc. an annual fee, computed daily and paid monthly, according to the following schedule:


                       AVERAGE DAILY NET ASSETS                               ANNUAL RATE
                       ------------------------                               -----------
         MONEY MARKET PORTFOLIO:
           All                                                                     0.50%
         TAX-FREE FUND:
           Up to $1 billion                                                        0.50%
           In excess of $1 billion up to $1.5 billion                              0.44%
           Over $1.5 billion                                                       0.36%
         CALIFORNIA MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY
           FUND, NEW YORK MUNICIPAL MONEY FUND AND U.S. GOVERNMENT
           PORTFOLIO:
           Up to $300 million                                                      0.50%
           In excess of $300 million up to $750 million                            0.44%
           Over $750 million                                                       0.36%



     For the periods indicated, the funds paid (or accrued) to UBS Financial Services Inc. the following fees.



                                                FOR THE FISCAL YEARS ENDED JUNE 30,
                                           ---------------------------------------------
                                               2004            2003            2002
                                           -------------   -------------   -------------
     Money Market Portfolio                $  83,977,718   $ 114,402,733   $ 120,132,474
     U.S. Government Portfolio                 7,510,754       9,879,480       9,196,187
     Tax-Free Fund                            13,499,078      14,069,194      14,269,603
     California Municipal Money Fund           3,642,632       3,647,168       3,711,326
     New Jersey Municipal Money Fund             748,753         742,706         649,029
     New York Municipal Money Fund             2,779,238       2,797,635       2,842,699


     Under the terms of the Advisory and Administration Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Financial Services Inc. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation's or Trust's board in such manner as that board deems fair and equitable. Expenses borne by the funds include the following (or each fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the funds by UBS Financial Services Inc., (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the funds under federal and state securities laws and the maintenance of such registrations and qualifications, (5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of UBS Financial Services Inc., (6) all expenses incurred in connection with the board members' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those board members who are not interested persons of a Corporation or Trust ("Independent board members"), (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of shareholders meetings, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.


     Under separate contracts with UBS Financial Services Inc. with respect to Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ("Sub-Advisory and Sub-Administration Contracts"), UBS Global AM serves as each fund's sub-advisor and sub-administrator. Under the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the funds) pays UBS Global AM fees, computed daily and paid monthly, at an annual rate of 0.08% of a fund's average daily net assets.

     Prior to March 1, 2004, agreements that were superceded by the Sub-Advisory and Sub-Administration Contracts between UBS Financial Services Inc. and UBS Global AM provided for a fee at an annual rate of 20% of the fee paid by each fund to UBS Financial Services Inc. under the Advisory and Administration Contracts.


     Under the Advisory and Administration and Sub-Advisory and Sub-Administration Contracts (collectively, "Contracts"), UBS Financial Services Inc. or UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Financial Services Inc. or UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


     The Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund on 60 days' written notice to UBS Financial Services Inc. or UBS Global AM, as the case may be. The Advisory and Administration Contracts are also terminable without penalty by UBS Financial Services Inc. on 60 days' written notice to the appropriate Corporation or Trust, and the Sub-Advisory and Sub-Administration Contracts are terminable without penalty by UBS Financial Services Inc. or UBS Global AM on 60 days' written notice to the other party to the agreement. The Contracts terminate automatically upon their assignment, and each Sub-Advisory and Sub-Administration Contract also terminates automatically upon the assignment of the applicable Advisory and Administration Contract.

     At the Corporations' and Trusts' joint board meetings held on July 21, 2004, the board members considered and approved the continuance of each fund's Advisory and Administration Contract with UBS Financial Services Inc. and UBS Financial Services Inc.'s Sub-Advisory and Sub-Administration Contract with UBS Global AM. In considering the continuance of each Advisory and Administration Contract and each Sub-Advisory and Sub-Administration Contract, each board analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Financial Services Inc. and UBS Global AM in performing the services required under each Advisory and Administration Contract and each Sub-Advisory and Sub-Administration Contract, respectively, and the cost allocation methods used in calculating such expenses. Each board also reviewed UBS Financial Services Inc.'s and UBS Global AM's profitability in managing each fund; the current fees paid by each fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS Financial Services Inc. and UBS Global AM by other funds they advise; and the ability of UBS Financial Services Inc. and UBS Global AM to continue to perform the services contemplated under each Advisory and Administration Contract and each Sub-Advisory and Sub-Administration Contract, respectively. With respect to Money Market Portfolio, the board also considered management's proposal to adopt a shareholder servicing plan (subject to shareholder approval) and its corresponding proposal to waive a portion of its fee under the Advisory and Administration Contract.

     The boards also evaluated the performance of each fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with each fund's investment restrictions, tax and reporting requirements, procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics, UBS Global AM's trade allocation procedures for its various investment advisory clients, and UBS Global AM's best execution procedures. Each board gave substantial consideration to the fees payable under the Contracts. In this regard, the boards evaluated UBS Financial Services Inc.'s and UBS Global AM's profitability with respect to each fund, including consideration of both the actual dollar amount of fees paid by each fund directly to UBS Financial Services Inc. and by UBS Financial Services

Inc. to UBS Global AM, and so-called "fallout benefits" to UBS Financial Services Inc. and UBS Global AM or their affiliates, such as, for example, benefits derived from serving as investment advisor or sub-advisor to each fund, the research services available to UBS Financial Services Inc. or UBS Global AM by reason of portfolio transactions executed for the funds, and transfer agency related services fees received by UBS Financial Services Inc. or UBS Global AM for certain transfer agency related services performed for each fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Financial Services Inc. and UBS Global AM, each board concluded the fees to be paid to UBS Financial Services Inc. and UBS Global AM under the relevant contracts were fair and reasonable, and the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's services to each fund were consistent with each fund's operational requirements and sufficient to approve the continuance of the Advisory and Administration Contract between each fund and UBS Financial Services Inc. and each Sub-Advisory and Sub-Administration Contract between UBS Financial Services Inc. and UBS Global AM.


     For the periods indicated, UBS Financial Services Inc. paid (or accrued) to UBS Global AM the following fees.


                                               FOR THE FISCAL YEARS ENDED JUNE 30,
                                           ---------------------------------------------
                                               2004            2003            2002
                                           -------------   -------------   -------------
     Money Market Portfolio                $  15,899,620   $  22,880,547   $  24,026,495
     U.S. Government Portfolio                 1,488,618       1,975,896       1,839,237
     Tax-Free Fund                             2,663,820       2,813,839       2,853,921
     California Municipal Money Fund             697,792         729,434         742,265
     New Jersey Municipal Money Fund             140,271         148,541         129,806
     New York Municipal Money Fund               528,292         559,527         568,540



     SECURITIES LENDING. During the fiscal years ended June 30, 2004 and 2003, Money Market Portfolio earned $204,713 and $1,194,627, respectively, for lending its securities. During the fiscal years ended June 30, 2004 and 2003, U.S. Government Portfolio earned $160,675 and $240,106, respectively, for lending its securities. Each fund's lending agent was UBS Securities LLC (or UBS Financial Services Inc., which provided such services prior to UBS Securities LLC). UBS Securities LLC (or UBS Financial Services Inc.) earned $71,334 and $401,217 in compensation from the Money Market Portfolio for the years ended June 30, 2004 and 2003, respectively. UBS Securities LLC (or UBS Financial Services Inc.) earned $56,322 and $80,723 in compensation from the U.S. Government Portfolio for the years ended June 30, 2004 and 2003, respectively. During the fiscal year ended June 30, 2002, the funds paid (or accrued) no fees to UBS Financial Services Inc. for its services as securities lending agent because the funds did not engage in any securities lending activities.

     BANK LINE OF CREDIT. Tax-Free Fund participated until September 10, 2003 with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility (the "Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

     Under the facility arrangement, Tax-Free Fund had agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest was charged to Tax-Free Fund at rates based on prevailing market rates in effect at the time of borrowings. On September 2, 2003, Tax-Free Fund borrowed $30,400,000 under the Facility with an annualized interest rate of 1.41% which resulted in $1,191 of interest expense. For the period from July 1, 2003 to September 10, 2003, Tax-Free Fund paid a commitment fee of $20,565 to UBS AG, Stamford Branch.

     Effective November 21, 2003, Tax-Free Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, replacing the Facility arrangement. This is to be used for temporary financing until the settlement of sales of portfolio securities, the repurchase or redemption of shares of Tax-Free Fund at the request of shareholders and other temporary or emergency purposes. Under this new arrangement, Tax-Free Fund had agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the new arrangement. Under the new facility arrangement, for the year ended June 30, 2004, Tax-Free Fund had an average daily amount of borrowing outstanding of $31,815,800 for 5 days with a related weighted average annualized interest rate of 1.514%, which resulted in $6,690 of interest expense.


     TRANSFER-AGENCY RELATED SERVICES. PFPC Inc. ("PFPC"), the funds' transfer agent, (not the fund) pays UBS Global AM for certain transfer agency related services that PFPC has delegated to UBS Global AM.


     PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as principal underwriter of shares of the funds under separate principal underwriting contracts with each Corporation or Trust ("Principal Underwriting Contracts"). The Principal Underwriting Contracts require UBS Global AM to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM has entered into dealer agreements with UBS Financial Services Inc. UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114. Payments by each fund (other than Money Market Portfolio) to compensate UBS Global AM for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Principal Underwriting Contracts and made in accordance with related service plans adopted by each Corporation or Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the Investment Company Act. No such payments have been authorized for Money Market Portfolio.


     Under service plans adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, a "Plan"), each fund (other than Money Market Portfolio) pays UBS Global AM a service fee, computed daily and payable monthly. Under its Plan, New Jersey Municipal Money Fund pays service fees to UBS Global AM at the annual rate of 0.12% of its average daily net assets. Each other fund currently pays service fees to UBS Global AM at the annual rate of 0.125% of its average daily net assets, although its Plan authorizes it to pay service fees to UBS Global AM at an annual rate of up to 0.15%. Any increase from the 0.125% annual rate would require prior approval of the applicable board.

     UBS Global AM may reallow any or all of the 12b-1 service fees to such dealers as UBS Global AM may from time to time determine. As of the date of this Statement of Additional Information, UBS Global AM is paying all of the 12b-1 service fees to UBS Financial Services Inc. UBS Financial Services Inc. uses the 12b-1 service fees to pay UBS Financial Services Inc. Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset UBS Financial Services Inc.'s other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the UBS Financial Services Inc. branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

     Among other things, each Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those independent board members of the Corporation or Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of independent board members of the Corporation or Trust shall be committed to the discretion of the independent board members of the Corporation or Trust.


     The funds paid (or accrued) the following service fees to UBS Global AM during the fiscal year ended June 30, 2004:



     U.S. Government Portfolio                                      $   2,337,067
     Tax-Free Fund                                                      4,062,180
     California Municipal Money Fund                                      994,296
     New Jersey Municipal Money Fund                                      179,714
     New York Municipal Money Fund                                        738,420

     For the same period, UBS Global AM and UBS Financial Services Inc. estimate that they incurred the following shareholder service-related expenses with respect to each fund during the fiscal year ended June 30, 2004:



                                       SERVICE FEES PAID
                                       TO UBS FINANCIAL        RMA
                                         SERVICES INC.        SERVICE        ALLOCATED
                                       FINANCIAL ADVISORS     CENTER          COSTS
                                       ------------------  -------------   -------------
     U.S. Government Portfolio             $     325,847   $     126,333   $     575,000
     Tax-Free Fund                               544,942         128,334         783,000
     California Municipal Money Fund             132,741         115,000         162,690
     New Jersey Municipal Money Fund              25,206         114,667          31,267
     New York Municipal Money Fund                98,701         115,000         123,806


     "Allocated costs" include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

     In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including (1) UBS Global AM's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the fund held in shareholder accounts serviced by UBS Financial Services Inc. Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM pursuant to the applicable Principal Underwriting Contract, (4) UBS Global AM's and UBS Financial Services Inc.'s expenses and costs under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.

     With respect to each Plan, the applicable board considered the benefits that would accrue to UBS Global AM under the Plan in that UBS Global AM would receive service and sub-advisory and sub-administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

     The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may consider the sale of shares of a fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for a fund, subject to UBS Global AM's duty to seek best execution. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.


     During the fiscal years ended June 30, 2004, 2003 and 2002, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.


     Investment decisions for a fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.


     As of June 30, 2004, Money Market Portfolio owned commercial paper issued by the following persons who are regular broker-dealers for the fund:



     ISSUER                                          TYPE OF SECURITY          VALUE
     ------                                          ----------------      -------------
Citigroup Global Markets Holdings, Inc.              Commercial Paper      $ 239,923,155
Credit Suisse First Boston, Inc.                     Commercial Paper         99,975,556
Morgan Stanley & Co.                                 Commercial Paper        150,000,000


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                             FINANCIAL INSTITUTIONS

     ADDITIONAL PURCHASE INFORMATION. Each fund may, subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.


     ADDITIONAL REDEMPTION INFORMATION. Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for such fund fairly to determine the value of its net assets or (3) as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although each fund attempts to maintain a constant net asset value of $1.00 per share.


     If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, a shareholder may incur expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

     Under normal circumstances, a fund will redeem shares when so requested by a shareholder's broker-dealer other than UBS Financial Services Inc. by telegram or telephone to UBS Global AM. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of fund shares effected through a broker-dealer other than UBS Financial Services Inc. may be subject to a service charge by that broker-dealer.

     FINANCIAL INSTITUTIONS. The funds may authorize financial institutions and their delegates or agents to accept on the funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents.


                               VALUATION OF SHARES

     Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is determined by its custodian, State Street Bank and Trust Company ("State Street"), as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices and the New York City offices of UBS Financial Services Inc. and UBS Financial Services Inc.'s bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund's investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     Each board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.


     In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.

                                      TAXES

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net taxable investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) plus, in the case of each municipal money market fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or securities of other RICs) of any one issuer or in two or more issuers that the fund controls and which are engaged in the same or similar trade or businesses.

     By qualifying for treatment as a RIC, each fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Please note that dividends from the fund are not eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.

     Dividends paid by a municipal money market fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the municipal money market funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

     Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal money market fund's tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Prospectus.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If a municipal money market fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

     Each municipal money market fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     Dividends from investment company taxable income paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally are subject to a 30% withholding tax, unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the [shareholder's] conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply. Exempt-interest dividends paid by the municipal money market funds are not subject to withholding.

     Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (I.E., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

     The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

     CALIFORNIA TAXES. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

     Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on tax-exempt obligations of US possessions or territories), provided that the fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions from the fund, if any, that are derived from interest on obligations of the US government may also be designated by the fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

     Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

     Shares of California Municipal Money Fund will not be subject to the California property tax.

     The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

     NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to taxes imposed by the New Jersey Gross Income Tax (the "New Jersey gross income tax"). In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey municipal securities or direct US government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

     The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.

     The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.

     NEW YORK TAXES. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of US/possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

     Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital for purposes of such taxes.

     Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business taxation imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). Shares of New York Municipal Money Fund will not be subject to property taxes imposed by New York State or City.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

     Interest income of New York Municipal Money Fund which is distributed to shareholders will generally not be taxable to New York Municipal Money Fund for purposes of the New York State corporate franchise tax or City general corporation tax.

     New York Municipal Money Fund is subject to the corporate franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. "Entire net income" of New York Municipal Money Fund is federal "investment company taxable income" with certain modifications.

     The foregoing is a general summary of certain provisions of New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.


     TAX-FREE INCOME VS. TAXABLE INCOME -- TAX-FREE FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 2004 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 2004, or a single individual with taxable income of $55,000 in 2004, whose investments earn a 3% tax-free yield, would have to earn a 4.00% taxable yield to receive the same benefit.

               TABLE I. 2004 FEDERAL TAXABLE VS. TAX-FREE YIELDS*



                 TAXABLE INCOME (000'S)                                    A TAX-FREE YIELD OF
                 ----------------------                                    -------------------
    SINGLE RETURN     JOINT RETURN     FEDERAL RATE       1%           2%           3%           4%           5%
   --------------    ---------------   ------------      ----         ----         ----         ----         ----
                                                               IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
   $  7.2 -  29.1    $  14.3 -  58.1       15.00%        1.18%        2.35%        3.53%        4.71%        5.88%
     29.1 -  70.4       58.1 - 117.3       25.00%        1.33%        2.67%        4.00%        5.33%        6.67%
     70.4 - 146.8      117.3 - 178.7       28.00%        1.39%        2.78%        4.17%        5.56%        6.94%
    146.8 - 319.1      178.7 - 319.1       33.00%        1.49%        2.99%        4.48%        5.97%        7.46%
     Over   319.1       Over   319.1       35.00%        1.54%        3.08%        4.62%        6.15%        7.69%


----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions.


     TAX-FREE INCOME VS. TAXABLE INCOME -- CALIFORNIA MUNICIPAL MONEY FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 2004 federal individual and 2003+ California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $90,000 in 2004, or a single California individual with taxable income of $55,000 in 2004, whose investments earn a 3% tax-free yield, would have to earn a 4.41% taxable yield to receive the same benefit.

     TABLE II. 2004 FEDERAL AND 2003 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*


                 TAXABLE INCOME (000'S)                                    A TAX-FREE YIELD OF
                 ----------------------                                    -------------------
                                        EFFECTIVE
                                        CALIFORNIA
                                       AND FEDERAL
    SINGLE RETURN     JOINT RETURN     TAX BRACKET        1%           2%           3%           4%           5%
   --------------    ---------------   ------------      ----         ----         ----         ----         ----
                                                               IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
   $  0.0 -   6.0    $   0.0 -  12.0       10.90%        1.12%        2.24%        3.37%        4.49%        5.61%
      6.0 -   7.2       12.0 -  14.3       11.80%        1.13%        2.27%        3.40%        4.54%        5.67%
      7.2 -  14.1       14.0 -  28.3       16.70%        1.20%        2.40%        3.60%        4.80%        6.00%
     14.1 -  22.3       28.3 -  44.6       18.40%        1.23%        2.45%        3.68%        4.90%        6.13%
     22.3 -  29.0       44.6 -  58.1       20.10%        1.25%        2.50%        3.75%        5.01%        6.26%
     29.0 -  31.0       58.1 -  61.9       29.50%        1.42%        2.84%        4.26%        5.67%        7.09%
     31.0 -  39.1       61.9 -  78.3       31.00%        1.45%        2.90%        4.35%        5.80%        7.25%
     39.1 -  70.4       78.3 - 117.3       31.98%        1.47%        2.94%        4.41%        5.88%        7.35%
     70.4 - 146.8      117.3 - 178.7       34.70%        1.53%        3.06%        4.59%        6.13%        7.66%
    146.8 - 319.1      178.7 - 319.1       39.23%        1.65%        3.29%        4.94%        6.58%        8.23%
     Over   319.1       Over   319.1       41.05%        1.70%        3.39%        5.09%        6.78%        8.48%


----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).


+ The rates shown reflect California rates for 2003. Inflation adjusted income brackets for 2004 for California are not available as of the date of this SAI, and the California rates thus are still subject to change with retroactive effect for 2004.

     TAX-FREE INCOME VS. TAXABLE INCOME -- NEW JERSEY MUNICIPAL MONEY FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the federal individual and New Jersey gross income tax rates in effect on the date of this SAI. For example, a New Jersey couple with taxable income of $90,000 in 2004, or a single New Jersey individual with taxable income of $55,000 in 2004, whose investments earn a 3% tax-free yield, would have to earn a 4.23% taxable yield to receive the same benefit.

       TABLE III. 2004 FEDERAL AND NEW JERSEY TAXABLE VS. TAX-FREE YIELD*


                 TAXABLE INCOME (000'S)                                    A TAX-FREE YIELD OF
                 ----------------------                                    -------------------
                                        EFFECTIVE
                                        NEW JERSEY
                                       AND FEDERAL
    SINGLE RETURN     JOINT RETURN     TAX BRACKET        1%           2%           3%           4%           5%
   --------------    ---------------   ------------      ----         ----         ----         ----         ----
                                                               IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
   $  0.0 -   7.2    $   0.0 -  14.3       11.26%        1.13%        2.25%        3.38%        4.51%        5.63%
      7.2 -  20.0       14.3 -  20.0       16.19%        1.19%        2.39%        3.58%        4.77%        5.97%
     20.0 -  29.0       20.0 -  50.0       16.49%        1.20%        2.39%        3.59%        4.79%        5.99%
                        50.0 -  58.1       17.08%        1.21%        2.41%        3.62%        4.82%        6.03%
     29.0 -  35.0                          26.31%        1.36%        2.71%        4.07%        5.43%        6.79%
                        58.1 -  70.0       26.84%        1.37%        2.73%        4.10%        5.47%        6.83%
     35.0 -  40.0       70.0 -  80.0       27.63%        1.38%        2.76%        4.15%        5.53%        6.91%
     40.0 -  70.4       80.0 - 117.3       29.14%        1.41%        2.82%        4.23%        5.65%        7.06%
     70.4 -  75.0      117.3 - 150.0       31.98%        1.47%        2.94%        4.41%        5.88%        7.35%
     75.0 - 146.8      150.0 - 178.7       32.59%        1.48%        2.97%        4.45%        5.93%        7.42%
    146.8 - 319.0      178.7 - 319.1       37.27%        1.59%        3.19%        4.78%        6.38%        7.97%
     Over   319.0       Over   319.1       39.14%        1.64%        3.29%        4.93%        6.57%        8.22%


   * The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New Jersey personal income taxes).


     TAX-FREE INCOME VS. TAXABLE INCOME -- NEW YORK MUNICIPAL MONEY FUND. Table IV below illustrates approximate equivalent taxable and tax-free yields at the federal individual, and New York State and New York City personal, income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $95,000 in 2004, or a single individual with taxable income of $55,000 in 2004 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.47% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $95,000 in 2004, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 2004, would have to earn a 4.29% taxable yield to realize a benefit equal to a 3% tax-free yield.

         TABLE IV. 2004 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELD*


                 TAXABLE INCOME (000'S)                                    A TAX-FREE YIELD OF
                 ----------------------                                    -------------------
                                         FEDERAL/
                                         NYS/NYC
                                        EFFECTIVE
    SINGLE RETURN     JOINT RETURN      TAX BRACKET       1%           2%           3%           4%           5%
   --------------    ---------------    -----------      ----         ----         ----         ----         ----
                                                               IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
   $  0.0 -   7.2    $   0.0 -  14.3       16.22%        1.19%        2.38%        3.58%        4.77%        5.96%
      7.2 -   8.0       14.3 -  16.0       20.87%        1.26%        2.53%        3.79%        5.06%        6.32%
      8.0 -  11.0       16.0 -  21.6       21.30%        1.27%        2.54%        3.81%        5.08%        6.35%
     11.0 -  12.0                          21.93%        1.28%        2.56%        3.84%        5.12%        6.40%
              666       21.6 -  22.0       21.83%        1.28%        2.56%        3.84%        5.12%        6.40%
     12.0 -  13.0       22.0 -  26.0       22.47%        1.29%        2.58%        3.87%        5.16%        6.45%
     13.0 -  20.0       26.0 -  40.0       23.02%        1.30%        2.60%        3.90%        5.20%        6.50%
     20.0 -  25.0       40.0 -  45.0       23.83%        1.31%        2.63%        3.94%        5.25%        6.56%
     25.0 -  29.0       45.0 -  58.1       23.87%        1.31%        2.63%        3.94%        5.25%        6.57%
     29.0 -  50.0       58.1 -  90.0       32.83%        1.49%        2.98%        4.47%        5.96%        7.44%
     50.0 -  70.4       90.0 - 117.3       32.87%        1.49%        2.98%        4.47%        5.96%        7.45%
     70.4 - 100.0      117.3 - 150.0       35.56%        1.55%        3.10%        4.66%        6.21%        7.76%
    100.0 - 146.8      150.0 - 178.7       36.32%        1.57%        3.14%        4.71%        6.28%        7.85%
    146.8 - 319.1      178.7 - 319.1       40.74%        1.69%        3.37%        5.06%        6.75%        8.44%
    319.1 - 500.0      319.1 - 500.0       42.51%        1.74%        3.48%        5.22%        6.96%        8.70%
     Over   500.0       Over   500.0       42.90%        1.75%        3.50%        5.25%        7.00%        8.76%

                 TAXABLE INCOME (000'S)                                    A TAX-FREE YIELD OF
                 ----------------------                                    -------------------
                                       FEDERAL/NYS
                                        EFFECTIVE
    SINGLE RETURN     JOINT RETURN     TAX BRACKET       1%           2%           3%           4%           5%
   --------------    ---------------   -----------      ----         ----         ----         ----         ----
                                                               IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
   $  0.0 -   7.2    $   0.0 -  14.3      13.60%        1.16%        2.31%        3.47%        4.63%        5.79%
      7.2 -   8.0       14.3 -  16.0      18.40%        1.23%        2.45%        3.68%        4.90%        6.13%
      8.0 -  11.0       16.0 -  22.0      18.83%        1.23%        2.46%        3.70%        4.93%        6.16%
     11.0 -  13.0       22.0 -  26.0      19.46%        1.24%        2.48%        3.72%        4.97%        6.21%
     13.0 -  20.0       26.0 -  40.0      20.02%        1.25%        2.50%        3.75%        5.00%        6.25%
     20.0 -  29.0       40.0 -  58.1      20.82%        1.26%        2.53%        3.79%        5.05%        6.31%
     29.0 -  70.4       58.1 - 117.3      30.14%        1.43%        2.86%        4.29%        5.73%        7.16%
     70.4 - 100.0      117.3 - 150.0      32.93%        1.49%        2.98%        4.47%        5.96%        7.46%
    100.0 - 146.8      150.0 - 178.7      33.31%        1.50%        3.00%        4.50%        6.00%        7.50%
    146.8 - 319.1      178.7 - 319.1      37.94%        1.61%        3.22%        4.83%        6.45%        8.06%
    319.1 - 500.0      319.1 - 500.0      39.79%        1.66%        3.32%        4.98%        6.64%        8.30%
     Over   500.0       Over   500.0      40.01%        1.67%        3.33%        5.00%        6.67%        8.33%


----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).

                                OTHER INFORMATION

     MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS Financial Services Inc. believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

     VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Corporation or a Trust may elect all of its board members. The shares of each series of UBS RMA Money Fund Inc. and UBS Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.

     The Corporations and Trusts do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. Shareholders of record of no less than a majority of the outstanding shares of a Corporation may remove a board member by the vote of the holders of a majority of the shares represented at a duly called meeting. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of a Trust or at least 25% of the outstanding shares of a Corporation.


     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund's transfer and dividend disbursing agent.


     PRIOR NAMES. Prior to June 9, 2003, the funds were named UBS PaineWebber RMA Money Fund, Inc., UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio (series of UBS PaineWebber RMA Money Fund, Inc.); UBS PaineWebber RMA Tax-Free Fund, Inc.; UBS PaineWebber Managed Municipal Trust, UBS PaineWebber RMA New York Municipal Money Fund, UBS PaineWebber RMA California Municipal Money Fund (series of UBS PaineWebber Managed Municipal Trust); UBS PaineWebber Municipal Money Market Series, and UBS PaineWebber RMA New Jersey Municipal Money Fund (a series of UBS PaineWebber Municipal Money Market Series), respectively. Prior to April 16, 2001, Municipal Money Market Series was known as PaineWebber Municipal Money Market Series; Managed Municipal Trust was known as PaineWebber Managed Municipal Trust; RMA Money Fund was known as PaineWebber RMA Money Fund, Inc.; and RMA Tax-Free Fund was known as PaineWebber RMA Tax-Free Fund, Inc. Similarly, each fund's name did not contain the preface "UBS" prior to that date.


     COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the funds. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie, Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent board members.


     AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as independent auditors for the funds.

                              FINANCIAL STATEMENTS


     The funds' Annual Report to Shareholders for their last fiscal year ended June 30, 2004 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this SAI.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                         -------------------

RESOURCE MANAGEMENT ACCOUNT, RMA, BUSINESS SERVICES ACCOUNT BSA, AND RESOURCELINE ARE REGISTERED SERVICE MARKS OF UBS FINANCIAL SERVICES INC. RESOURCE ACCUMULATION PLAN IS A SERVICE MARK OF UBS FINANCIAL SERVICES INC. PLATINUM MASTERCARD AND MASTERCARD BUSINESSCARD ARE REGISTERED TRADEMARKS OF MASTERCARD INTERNATIONAL INCORPORATED.


(C)2004 UBS Financial Services Inc. All rights reserved.


[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS RMA

MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
TAX-FREE FUND
CALIFORNIA MUNICIPAL MONEY FUND
NEW JERSEY MUNICIPAL MONEY FUND
NEW YORK MUNICIPAL MONEY FUND

STATEMENT OF ADDITIONAL INFORMATION


AUGUST 30, 2004

PART C. OTHER INFORMATION


Item 22. EXHIBITS


(1)   (a)   Amended and Restated Declaration of Trust (1)

      (b) Certificate of Amendment to Amended and Restated Declaration of Trust (2)


      (c) Certificate of Amendment to Amended and Restated Declaration of Trust effective June 9, 2003 (3)

(2)   (a) By-Laws (4)

      (b)   Certificate of Amendment to By-Laws dated February 20, 2002 (5)

      (c)   Certificate of Amendment to By-Laws effective June 9, 2003 (3)

(3) Instruments defining the rights of holders of Registrant's shares of beneficial interest (6)

(4)   (a)   Investment Advisory and Administration Contract between Registrant and UBS Financial Services Inc. (7)

      (b) Amendment to Investment Advisory and Administration Agreement dated August 25, 2003 (3)

      (c) Sub-Advisory and Sub-Administration Contract between UBS Financial Services Inc. and UBS Global Asset Management (US) Inc. (filed herewith)


(5)   (a)   Principal Underwriting Contract (2)

      (b)   Dealer Agreement (2)

(6)   Bonus, profit sharing or pension plans - none


(7)   Custodian Contract (7)

(8)   (a)   Transfer Agency and Related Services Agreement (4)

      (b)   Amendment to the Transfer Agency and Related Services Agreement (8)

      (c) Amendment to Transfer Agency Agreement and Related Services Contract (filed herewith)

      (d)   Form of Assignment of Contract from UBS Global Asset Management
            (US) Inc. to UBS Financial Services Inc. (filed herewith)


(9)   Opinion and Consent of Counsel (filed herewith)


(10) Other opinions, appraisals, rulings and consents: Consent of Independent Auditors (filed herewith)


(11)  Financial statements omitted from Part B - none


(12)  Subscription Agreement (4)

(13)  Plan pursuant to Rule 12b-1 (5)


(14)  Plan pursuant to Rule 18f-3 - none


(15)  Code of Ethics - Not applicable. The Fund is a money market fund.

(16)  (a)   Powers of Attorney for Mrs. Alexander and Messrs. Armstrong,
            Beaubien, Burt, Feldberg, Schafer and White (9)

      (b)   Power of Attorney for Mr. Joseph A. Varnas (10)

      (c)   Power of Attorney for Thomas Disbrow (filed herewith)


(1) Incorporated by reference from Post-Effective Amendment No. 11 to the Registrant's registration statement, SEC File No. 33-36766, filed August 29, 1996.

(2) Incorporated by reference from Post-Effective Amendment No. 18 to the Registrant's registration statement, SEC File No. 33-36766, filed August 30, 2001.


(3) Incorporated by reference from Post-Effective Amendment No. 20 to the Registrant's registration statement, SEC File No. 33-36766, filed August 28, 2003.

(4) Incorporated by reference from Post-Effective Amendment No. 14 to the Registrant's registration statement, SEC File No. 33-36766, filed August 28, 1998.

(5) Incorporated by reference from Post-Effective Amendment No. 19 to the Registrant's registration statement, SEC File No. 33-36766, filed August 29, 2002.

(6) Incorporated by reference from Articles III, V, VI, VII and VIII of the Registrant's Amended and Restated Declaration of Trust dated May 15, 1996 and from Articles I, VII and IX of the Registrant's By-Laws dated September 14, 1990.

(7) Incorporated by reference from Post-Effective Amendment No. 7 to the Registrant's registration statement, SEC File No. 33-36766, filed March 1, 1996.

(8) Incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of UBS Master Series Inc., SEC File No. 33-2524, filed June 30, 2003.

(9) Incorporated by reference from Post-Effective Amendment No. 6 to the registration statement of UBS Index Trust, SEC File No. 333-27917, filed September 28, 2001.


(10) Incorporated by reference to the registration statement of UBS Index Trust, SEC File No. 333-107712, filed August 6, 2003.


Item 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


      None.


Item 24. INDEMNIFICATION


      Section 3 of Article VII of the Registrant's Amended and Restated Declaration of Trust, as amended ("Declaration of Trust") provides that the trustees shall provide for indemnification by the Registrant of every person who is, or has been, a trustee or officer or employee of the Registrant against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner not otherwise prohibited or limited by law as the trustees may provide from time to time in the By-Laws.

      Article VII of the Registrant's By-Laws provides for indemnification of a present or former trustee, officer, agent or employee of the Registrant or a person who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant with respect to each proceeding against such person, except a proceeding bought by or on behalf of the Registrant, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding, provided that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. In a proceeding brought by or on behalf of the Registrant, Article VII provides for no indemnification to a representative of the Registrant if that person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless the court in which the proceeding was brought or a court of equity in the county in which the Registrant has its principal office determines otherwise. Article VII also authorizes the Registrant to purchase and maintain insurance on behalf of any person who is or was a trustee, officer, employee or agent of the Registrant or a person who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant. Nothing in the By-Laws shall be construed to indemnify any person against liability otherwise subject to by reason of misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Section 9 of the Investment Advisory and Administration Contract between UBS Financial Services Inc. and the Registrant ("Advisory and Administration Contract") provides that UBS Financial Services Inc. shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series or the Registrant or any of its shareholders in connection with the matters to which the Advisory and Administration Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS Financial Services Inc. in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory and Administration Contract. Section 13 of the Advisory and Administration Contract provides that the trustees shall not be liable for any obligations of the Registrant under the Advisory and Administration Contract and that UBS Financial Services Inc. shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

      Section 8 of the Sub-Advisory and Sub-Administration Contract between UBS Financial Services Inc. and UBS Global Asset Management (US) Inc. ("UBS Global AM") contains provisions similar to Section 9 of the Advisory and Administration Contract between the Registrant and UBS Financial Services Inc., with respect to UBS Financial Services Inc.

      Section 9 of the Principal Underwriting Contract between the Registrant and UBS Global AM provides that the Registrant will indemnify UBS Global AM, its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 also provides that UBS Global AM agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM for use in the Registration Statement or arising out of an agreement between UBS Global AM and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM in connection with the Principal Underwriting Contract.

      Section 10 of the Principal Underwriting Contract contains provisions with respect to UBS Global AM that are similar to those of Section 13 of the Advisory and Administration Contract with respect to UBS Financial Services Inc.

      Section 9 of the Dealer Agreement contains provisions similar to those of
Section 9 of the Principal Underwriting Contract with respect to UBS Financial Services Inc. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      UBS Financial Services Inc., a Delaware corporation, is a registered investment adviser and is an indirect wholly owned subsidiary of UBS AG. UBS Financial Services Inc. is primarily engaged in the financial services business. Information as to the officers and directors of UBS Financial Services Inc. is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163) and is incorporated herein by reference.

      UBS Global AM, a Delaware corporation, is a registered investment adviser and is also an indirect wholly owned subsidiary of UBS AG. UBS Global AM is primarily engaged in providing investment management, administration and distribution services. Information as to the officers and directors of UBS Global AM is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

Item 26. PRINCIPAL UNDERWRITERS


(a) UBS Global AM serves as principal underwriter and/or investment advisor, sub-advisor or manager for the following other investment companies:


            GLOBAL HIGH INCOME DOLLAR FUND INC.
            INSURED MUNICIPAL INCOME FUND INC.
            INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
            MANAGED HIGH YIELD PLUS FUND INC.

            SMA RELATIONSHIP TRUST

            STRATEGIC GLOBAL INCOME FUND, INC.

            THE UBS FUNDS
            UBS CASHFUND INC.
            UBS INDEX TRUST
            UBS INVESTMENT TRUST
            UBS MANAGED MUNICIPAL TRUST
            UBS MASTER SERIES, INC.
            UBS MONEY SERIES
            UBS PACE SELECT ADVISORS TRUST
            UBS RMA MONEY FUND INC.
            UBS RMA TAX-FREE FUND INC.
            UBS SERIES TRUST


(b) UBS Global AM is the principal underwriter of the Registrant. The directors and officers of UBS Global AM, their principal business addresses and their positions and offices with UBS Global AM are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The foregoing information is hereby incorporated by reference. The information set forth below is furnished for those directors and officers of UBS Global AM who also serve as trustees or officers of the Registrant.

NAME AND ADDRESS               POSITION(S) HELD WITH REGISTRANT    POSITION AND OFFICES WITH UNDERWRITER OR DEALER
----------------               --------------------------------    -----------------------------------------------
Debbie Baggett*                Vice President                      Director and Portfolio Manager of UBS Global AM

W. Douglas Beck*               Vice President                      Executive Director and Head of Mutual Fund
                                                                   Product Management of UBS Global AM

Thomas Disbrow*                Vice President and Treasurer        Director and Co-Head of the Mutual Fund Finance
                                                                   Department of UBS Global AM

Elbridge T. Gerry III*         Vice President                      Managing Director - Municipal Fixed Income of UBS
                                                                   Global AM

Mark F. Kemper**               Vice President and Secretary        Secretary of UBS Global AM

Joanne M. Kilkeary*            Vice President and Assistant        Associate Director and Senior Manager of the
                               Treasurer                           Mutual Fund Finance Department of UBS Global AM

Todd Lebo*                     Vice President and Assistant        Director and Associate General Counsel of UBS
                               Secretary                           Global AM

Joseph T. Malone*              Vice President and Assistant        Director and Co-Head of the Mutual Fund Finance
                               Treasurer                           Department of UBS Global AM

Joseph A. Varnas*              President                           Managing Director, Global Head of Information,
                                                                   Technology and Operations and Head of Product
                                                                   Management - Americas of UBS Global AM.

Keith A. Weller*               Vice President and Assistant        Director and Senior Associate General Counsel of
                               Secretary                           UBS Global AM


      * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.


      ** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.


(c)   None.


Item 27. LOCATION OF ACCOUNTS AND RECORDS

      The books and other documents required by (i) paragraphs (b)(4), (c) and
(d) of Rule 31a-1 and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM, at 51 West 52nd Street, New York, New York 10019-6114. Certain information required by Rule 31a-1(b)(1) to be maintained by a money market fund is maintained in the possession of UBS Global AM, at 51 West 52nd Street, New York, New York 10019-6114 or at One North Wacker Drive, Chicago, Illinois 60606. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 28. MANAGEMENT SERVICES


      Not applicable.


Item 29. UNDERTAKINGS


      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of August, 2004.


                           UBS MUNICIPAL MONEY MARKET SERIES


                                   By:   /s/ Keith A. Weller
                                         ----------------------------
                                         Keith A. Weller

                                         Vice President and Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                                       TITLE                              DATE
---------                                       -----                              ----
/s/ Margo N. Alexander                          Trustee                            August 30, 2004
---------------------------
Margo N. Alexander*

/s/ Richard Q. Armstrong                        Trustee and Interim Chairman of    August 30, 2004
---------------------------                     the Board of Trustees
Richard Q. Armstrong*

/s/ David J. Beaubien                           Trustee                            August 30, 2004
------------------------------------
David J. Beaubien*

/s/ Richard R. Burt                             Trustee                            August 30, 2004
------------------------------------
Richard R. Burt*

s/ Thomas Disbrow                               Vice President and Treasurer       August 30, 2004
---------------------------
Thomas Disbrow

/s/ Meyer Feldberg                              Trustee                            August 30, 2004
------------------------------------
Meyer Feldberg*

/s/ Carl W. Schafer                             Trustee                            August 30, 2004
------------------------------------
Carl W. Schafer*

/s/ William D. White                            Trustee                            August 30, 2004
------------------------------------
William D. White*

/s/ Joseph A. Varnas                            President                          August 30, 2004
------------------------------------
Joseph A. Varnas**


* Signatures affixed by Ethan D. Corey pursuant to Powers of Attorney dated September 20, 2001 and incorporated by reference from Post-Effective Amendment No. 6 to the registration statement of UBS Index Trust, SEC File No. 333-27917, filed September 28, 2001.

** Signature affixed by Ethan D. Corey pursuant to Power of Attorney dated June 19, 2003 and incorporated by reference to the registration statement of UBS Index Trust, SEC File No. 333-107712, filed August 6, 2003.

                        UBS MUNICIPAL MONEY MARKET SERIES
                                  EXHIBIT INDEX


EXHIBIT
NUMBER
-------
(4)     (c)   Sub-Advisory and Sub-Administration Contract between UBS Financial
              Services Inc. and UBS Global Asset Management (US) Inc.

(8)     (c)   Amendment to Transfer Agency Agreement and Related Services
              Contract

        (d)   Form of Assignment of Contract from UBS Global Asset Management
              (US) Inc. to UBS Financial Services Inc.

(9)           Opinion and consent of counsel

(10) Other opinions, appraisals, rulings and consents: Consent of Independent Auditors

(16)    (c)   Power of Attorney for Thomas Disbrow


                                        8